Exhibit 99.2

Portfolio
National Platform
Strategic Neighborhood
Action
Talent
Top Landlord
Value-oriented
Small Shop
Best-in-class
National Accounts
Convenience Owner
Entrepreneurial
Customers
Pure Play
Key Landlord Consistent
Shopping Centers
Goal-oriented
In-fill Opportunity
Small Shop
Creativity
Portfolio
Build
Redevelop
Growth
In-fill Remerchandise
Transparent Owner
Bricks
GLA
Ideas
Pride of Ownership
Grocery-anchored
Occupancy Reputation
Sustainable Diversified
Anchors
Real Estate In-fill
Traffic-generating Relationships
BRX Integrity
Impactful Occupancy
Local Market Knowledge
Excellence
Strategic Access
Square Feet Transparent
Quality Consistent
Small Shop Wholly-owned
Straightforward
NYSE
Tenant Mix
Partner with Retailers
Leasing
Best Practices
Mortar
Retail
Value-oriented
Investment Reputation Strategic
Ideas
Accountability
Results
Occupancy Value-oriented
Neighborhood Sustainable
Best-in-class
High Productivity Portfolio
Mature
Operational Expertise
Real Estate In-fill
Teamwork Occupancy
BRX Maximize value
Integrity
Talent Pure Play
Top Markets
Entrepreneurial
ABR Leasing
Key Landlord Shopping Centers
Leader
Accretive
Partner with Retailers
Traffic-generating Reputation
Real Estate
Surety of Execution
REIT
Efficient Growth
Customers
Entrepreneurial
High Productivity
NOI
In-fill
Redevelopment
Open Air
Leasing
BRX
Ideas
Retail
Passion
Community
Largest
Retail

SUPPLEMENTAL DISCLOSURE

Quarter ended December 31, 2016

450 Lexington Ave
New York, NY 10017
(800) 468.7526
BRIXMOR.COM

BRIXMOR® Property Group | BRX LISTED NYSE

SUPPLEMENTAL DISCLOSURE

Three Months Ended December 31, 2016

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	20
Outparcel Development & New Development Summary	22
Redevelopment Summary	23
Future Redevelopment Opportunities	25
Portfolio Summary
Portfolio Overview	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent	30
Lease Expiration Schedule	31
Properties by Largest US MSAs	32
Largest MSAs by ABR	34
Properties by State	37
Property List	38
Guidance
Guidance & Additional Disclosures	50

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended December 31, 2016

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent ("ABR")	Monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent (i) excludes tenant reimbursements or expenses borne by the tenants, such as the expenses for real estate taxes, insurance expenses, and common area and other operating expenses, (ii) does not reflect amounts due per percentage rent lease terms, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements and (iv) does not include any ancillary income.

ABR per SF ("ABR/SF")	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA for spaces leased to tenants that have commenced rent payment, as of a specified date.

Development Stabilization	Development projects are deemed stabilized upon the earlier of (i) percent billed reaching 90% or (ii) one year after the property is placed in service.

EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA	EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA are supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income to EBITDA is provided on page 7.
EBITDA is calculated as the sum of net income (loss) in accordance with GAAP before interest expense, federal and state taxes, and depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted for (i) gain (loss) on disposition of operating properties, (ii) impairment of real estate assets and real estate equity investments, (iii) gain (loss) on extinguishment of debt, (iv) transaction expenses, and (v) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA adjusted for straight-line rental income, amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense. EBITDA, Adjusted EBITDA & Cash Adjusted
EBITDA include unconsolidated joint venture, Montecito Marketplace, at pro rata share.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all leases executed as of a specified date, including those where tenants have not yet commenced rent payment.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")	Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	NAREIT FFO is a supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and
(v) after adjustments for joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR over the lease term adjusted for tenant improvements and allowances, tenant specific landlord work and third party leasing commissions.

Net Operating Income ("NOI")	NOI is a supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, ancillary and other, expense reimbursements, and percentage rents) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes corporate level income (including management, transaction, and other fees), lease termination fees, straight-line rental income, amortization of above- and below-market rent and tenant inducements, straight-line ground rent expense and the Company's unconsolidated joint venture, Montecito Marketplace.

NOI Yield	Calculated as the projected incremental NOI over the incremental third party costs of a specified project.

Non-controlling Interests	Relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of December
31, 2016, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 99.88% of the OP. The remaining 0.12% is held by the Parent
Company’s current and former management.

Non-owned Major Tenant	Also known as a shadow anchor. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as another retail tenant of the shopping center and, as a result, attract additional customer traffic to the center.

Percent Billed	Refers to the percentage of GLA leased as of a specified date to tenants that have commenced rent payment.

Percent Leased	Refers to the percentage of GLA leased as of a specified date, including GLA leased to tenants that have not yet commenced rent payment.

PSF	Per square foot of GLA.

Redevelopment Properties	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread	Represents percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 1

New Rent Spread	Includes new leases executed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases executed with the same tenant in the same location to extend the term of an expiring lease. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal
Rent Spreads.

Option Rent Spread	Includes renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Same Property NOI	Same property NOI is a supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of same property NOI to net income is provided on page 11.
Represents NOI of properties owned for the entirety of both periods excluding properties under development or pending stabilization. Same Property
NOI includes unconsolidated joint venture, Montecito Marketplace, at pro rata share and excludes income / expense associated with the captive insurance entity.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average the tenant's contractual rent payments over the life of the lease, regardless of the actual cash collected in the period.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP.
Non-GAAP performance measures should not be considered as alternatives to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures, as indicators of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity.
Computation of non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP measures it presents are useful to investors for the following reasons:
• NAREIT FFO	NAREIT FFO assists investors in analyzing Brixmor’s comparative operating and financial performance because, by excluding gains and losses related to dispositions of previously depreciated operating properties, real estate-related depreciation and amortization of continuing operations, impairment of operating properties, and after adjustments for joint ventures calculated to reflect FFO on the same basis, investors can compare the operating performance of a company’s real estate between periods.

• EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA	EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA are utilized in various financial ratios as a measure of Brixmor's operational performance because
EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA exclude various items that the Company believes are not indicative of its operating performance.
Accordingly, the use of EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA in various ratios provides a meaningful performance measure as it relates to the Company's ability to meet various coverage tests for the stated period.

• Same Property NOI	Same property NOI includes only the NOI of properties owned and stabilized for the full period presented, which eliminates disparities in NOI due to the acquisition, disposition or stabilization of development properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects.

In addition, the Company presents these supplemental non-GAAP performance measures because the Company believes that these measures are helpful to and frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 2

RESULTS OVERVIEW
Unaudited, dollars in thousands except per share and per square foot amounts

	Three Months Ended		Twelve Months Ended
Summary Financial Results	12/31/16	12/31/15	12/31/16	12/31/15
Total revenues (page 6)	$324,034	$325,551	$1,275,772	$1,265,980
Net income attributable to common stockholders (page 6)	93,053	55,262	275,478	193,570
Net income attributable to common stockholders - per diluted share (page 6)	0.31	0.18	0.91	0.65
Adjusted EBITDA (page 7)	220,781	217,290	875,284	861,857
Cash adjusted EBITDA (page 7)	208,234	200,322	825,108	796,651
NAREIT FFO (page 8)	163,032	155,753	631,958	600,154
NAREIT FFO per share/OP Unit - diluted (page 8)	0.53	0.51	2.07	1.97
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)	(0.03)	(0.03)
Dividends declared per share/OP Unit (page 8)	0.260	0.245	0.995	0.920
Share/OP Unit dividend payout ratio (as % of NAREIT FFO) (page 8)	48.6%	47.9%	48.0%	46.6%
NOI (page 10)	223,633	221,321	894,405	875,493

	Three Months Ended
Summary Operating and Financial Ratios	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15
NOI margin (page 10)	73.2%	73.4%	76.1%	72.9%	72.1%
Same property NOI (page 11) (1) (2)	1.6%	2.0%	3.5%	2.8%	n/a
Fixed charge coverage (page 13)	3.6x	3.4x	3.5x	3.6x	3.3x
Net principal debt to Adjusted EBITDA (page 13) (3)	6.5x	6.7x	6.7x	6.6x	6.7x
Net principal debt to Cash Adjusted EBITDA (page 13) (3)	6.9x	7.1x	7.1x	7.0x	7.3x

Outstanding Classes of Stock and Partnership Units	At 12/31/16	At 9/30/16	At 6/30/16	At 3/31/16	At 12/31/15
Common shares outstanding (page 13)	304,343	304,321	301,099	299,248	299,138
Exchangeable OP Units held by non-controlling interests (page 13)	378	378	3,593	5,354	5,182
Total	304,721	304,699	304,692	304,602	304,320

Summary Portfolio Statistics (4)	At 12/31/16	At 9/30/16	At 6/30/16	At 3/31/16	At 12/31/15
Number of properties (page 27)	512	514	516	518	518
Percent billed (page 27)	90.7%	90.6%	90.6%	90.4%	91.0%
Percent leased (page 27)	92.8%	92.6%	92.8%	92.4%	92.6%
ABR / SF (page 27)	$12.99	$12.90	$12.85	$12.85	$12.76
Total - new, renewal & option rent spread (page 29)	14.5%	10.9%	12.1%	10.9%	14.8%
New & renewal rent spread (page 29)	19.1%	14.7%	15.6%	16.3%	18.4%

(1) The Company did not report same property NOI for the quarter ended December 31, 2015. Same property NOI for the twelve months ended December 31, 2016 and 2015 was 2.5% and 3.2%, respectively. Additional information regarding 2015 Same Property NOI is available in the press release issued by the Company on February 8, 2016 in connection with an Audit Committee review of historical Same Property NOI. The same property NOI growth rates for the quarters ended March 31, June 30 and September 30, 2016 are based on same property NOI for 2015 as originally reported by the Company.
(2) Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.
(3) Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on quarterly results.
(4) Includes unconsolidated joint venture, Montecito Marketplace, at 100%.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended December 31, 2016

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	12/31/16	12/31/15
Assets
Real estate
Land	$2,006,655	$2,011,947
Buildings and tenant improvements	8,043,855	7,976,529
Construction in process	121,817	66,797
Lease intangibles	836,731	877,577
	11,009,058	10,932,850
Accumulated depreciation and amortization	(2,167,054)	(1,880,685)
Real estate, net	8,842,004	9,052,165
Investments in and advances to unconsolidated joint venture	7,921	5,019
Cash and cash equivalents	51,402	69,528
Restricted cash	51,467	41,462
Marketable securities	25,573	23,001
Receivables, net of allowance for doubtful accounts of $16,756 and $16,587	178,216	180,486
Deferred charges and prepaid expenses, net	122,787	109,149
Other assets	40,315	17,197
Total assets	$9,319,685	$9,498,007

Liabilities
Debt obligations, net	$5,838,889	$5,974,266
Accounts payable, accrued expenses and other liabilities	553,636	603,439
Total liabilities	6,392,525	6,577,705

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
304,343,141 and 299,138,450 shares outstanding	3,043	2,991
Additional paid in capital	3,324,874	3,270,246
Accumulated other comprehensive income (loss)	21,519	(2,509)
Distributions in excess of net income	(426,552)	(400,945)
Total stockholders' equity	2,922,884	2,869,783
Non-controlling interests	4,276	50,519
Total equity	2,927,160	2,920,302
Total liabilities and equity	$9,319,685	$9,498,007

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/16	12/31/15	12/31/16	12/31/15

Revenues
Rental income	$253,538	$251,119	$998,118	$984,548
Expense reimbursements	69,604	75,462	270,548	276,032
Other revenues	892	(1,030)	7,106	5,400
Total revenues	324,034	325,551	1,275,772	1,265,980

Operating expenses
Operating costs	35,922	35,698	133,429	129,477
Real estate taxes	43,601	47,276	174,487	180,911
Depreciation and amortization	92,668	102,511	387,302	417,935
Provision for doubtful accounts	2,603	2,567	9,182	9,540
Impairment of real estate assets	3,183	198	5,154	1,005
General and administrative	22,539	25,424	92,248	98,454
Total operating expenses	200,516	213,674	801,802	837,322

Other income (expense)
Dividends and interest	61	74	542	315
Interest expense	(55,189)	(58,723)	(226,671)	(245,012)
Gain on sale of real estate assets	25,381	2,520	35,613	11,744
Gain (loss) on extinguishment of debt, net	117	798	(832)	1,720
Other	(699)	(233)	(4,957)	(348)
Total other expense	(30,329)	(55,564)	(196,305)	(231,581)

Income before equity in income of unconsolidated joint venture	93,189	56,313	277,665	197,077
Equity in income of unconsolidated joint venture	129	101	477	459
Net income	93,318	56,414	278,142	197,536
Net (income) attributable to non-controlling interests	(115)	(1,002)	(2,514)	(3,816)
Net income attributable to Brixmor Property Group, Inc.	93,203	55,412	275,628	193,720
Preferred stock dividends	(150)	(150)	(150)	(150)
Net income attributable to common stockholders	$93,053	$55,262	$275,478	$193,570

Per common share:
Net income attributable to common stockholders:
Basic	$0.31	$0.18	$0.91	$0.65
Diluted	$0.31	$0.18	$0.91	$0.65
Weighted average shares:
Basic	304,292	298,868	301,601	298,004
Diluted	305,192	299,697	305,060	305,017

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/16	12/31/15	12/31/16	12/31/15

Net income	$93,318	$56,414	$278,142	$197,536
Interest expense - continuing operations	55,189	58,723	226,671	245,012
Interest expense - unconsolidated joint venture	28	43	154	172
Federal and state taxes	728	524	3,332	(561)
Depreciation and amortization - continuing operations	92,668	102,511	387,302	417,935
Depreciation and amortization - unconsolidated joint venture	20	26	88	85
EBITDA	$241,951	$218,241	$895,689	$860,179

EBITDA	$241,951	$218,241	$895,689	$860,179
Gain on disposition of operating properties	(25,381)	(2,520)	(35,613)	(11,744)
Impairment of real estate assets	3,183	198	5,154	1,005
(Gain) loss on extinguishment of debt, net	(117)	(798)	832	(1,720)
Litigation and other non-routine legal expenses	852	—	1,810	—
Transaction expenses	209	652	505	2,139
Shareholder equity offering expenses	84	112	848	718
Executive severance expenses	—	1,405	2,260	1,405
Executive equity based compensation (1)	—	—	88	—
Audit committee review expenses	—	—	3,711	—
Non-recurring charge related to pre-IPO compensation programs	—	—	—	9,875
Total adjustments	(21,170)	(951)	(20,405)	1,678
Adjusted EBITDA	220,781	217,290	875,284	861,857
Straight-line rental income, net (2)	(4,625)	(3,762)	(14,463)	(17,576)
Amortization of above- and below-market rent and tenant inducements, net (3)	(7,982)	(13,195)	(36,748)	(47,584)
Straight-line ground rent expense (income) (4)	60	(11)	1,035	(46)
Total adjustments	(12,547)	(16,968)	(50,176)	(65,206)
Cash adjusted EBITDA	$208,234	$200,322	$825,108	$796,651

(1) Represents equity based compensation expense associated with executive departures for the twelve months ended December 31, 2016.
(2) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income of $14 and $19 at pro rata share for the three and twelve months ended December 31, 2016 respectively; and straight-line rental expense of $11 and $19 at pro rata share for the three and twelve months ended December 31, 2015, respectively.
(3) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $7 and $29 at pro rata share for the three and twelve months ended December 31, 2016, respectively; and $8 and $30 at pro rata share for the three and twelve months ended December 31, 2015, respectively.
(4) Straight-line ground rent expense (income) is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/16	12/31/15	12/31/16	12/31/15

Net income	$93,318	$56,414	$278,142	$197,536
Gain on disposition of operating properties	(25,381)	(2,520)	(35,613)	(11,744)
Depreciation and amortization- real estate related- continuing operations	91,892	101,833	384,187	413,470
Depreciation and amortization- real estate related- unconsolidated joint venture	20	26	88	85
Impairment of operating properties	3,183	—	5,154	807
NAREIT FFO	$163,032	$155,753	$631,958	$600,154

NAREIT FFO per share/OP Unit - diluted	$0.53	$0.51	$2.07	$1.97
Weighted average shares/OP Units outstanding - basic and diluted (1)	305,191	305,105	305,059	305,023

Items that impact FFO comparability
Gain (loss) on extinguishment of debt, net	$117	$798	$(832)	$1,720
Litigation and other non-routine legal expenses	(852)	—	(1,810)	—
Transaction expenses	(209)	(652)	(505)	(2,139)
Shareholder equity offering expenses	(84)	(112)	(848)	(718)
Executive severance expenses	—	(1,405)	(2,260)	(1,405)
Executive equity based compensation (2)	—	—	(88)	—
Audit committee review expenses	—	—	(3,711)	—
Non-recurring charge related to pre-IPO compensation programs	—	—	—	(9,875)
Adjustment of tax reserves for pre-IPO transactions	—	781	—	4,730
Total items that impact FFO comparability	$(1,028)	$(590)	$(10,054)	$(7,687)
Items that impact FFO comparability, net per share	$0.00	$0.00	$(0.03)	$(0.03)

Additional Disclosures
Straight-line rental income, net (3)	$4,625	$3,762	$14,463	$17,576
Amortization of above- and below-market rent and tenant inducements, net (4)	7,982	13,195	36,748	47,584
Straight-line ground rent (expense) income (5)	(60)	11	(1,035)	46

Dividends declared per share/OP Unit	$0.260	$0.245	$0.995	$0.920
Shares/OP Unit dividends declared	$79,245	$74,570	$303,177	$279,968
Share/OP Unit dividend payout ratio (as % of NAREIT FFO)	48.6%	47.9%	48.0%	46.6%

(1) Basic and diluted shares/OP Units outstanding reflects an assumed conversion of vested OP Units to common stock of the Company and the vesting of certain equity awards.
(2) Represents equity based compensation expense associated with executive departures for the twelve months ended December 31, 2016.
(3) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income of $14 and $19 at pro rata share for the three and twelve months ended December 31, 2016, respectively; and straight-line rental expense of $11 and $19 at pro rata share for the three and twelve months ended December 31, 2015, respectively.
(4) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $7 and $29 at pro rata share for the three and twelve months ended December 31, 2016, respectively; and $8 and $30 at pro rata share for the three and twelve months ended December 31, 2015, respectively.
(5) Straight-line ground rent (expense) income is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	12/31/16	12/31/15

Receivables, net
Straight-line rent receivable	$101,675	$87,417
Tenant receivables	88,878	100,769
Allowance for doubtful accounts	(16,756)	(16,587)
Other	4,419	8,887
Total receivables, net	$178,216	$180,486

Deferred charges and prepaid expenses, net
Deferred charges, net	$102,777	$88,998
Prepaid expenses, net	20,010	20,151
Total deferred charges and prepaid expenses, net	$122,787	$109,149

Other assets
Interest rate swaps	$21,605	$—
Furniture, fixtures and leasehold improvements, net	16,000	15,148
Other	2,710	2,049
Total other assets	$40,315	$17,197

Accounts payable, accrued expenses and other liabilities
Accounts payable and accrued expenses	$204,059	$213,964
Dividends payable	80,612	75,973
Below market leases, net	223,505	268,573
Other	45,460	44,929
Total accounts payable, accrued expenses and other liabilities	$553,636	$603,439

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/16	12/31/15	12/31/16	12/31/15
Net Operating Income Detail (1)
Base rent	$231,538	$227,612	$917,746	$897,529
Ancillary and other	4,031	5,283	16,289	18,340
Expense reimbursements	69,604	75,462	270,548	276,032
Percentage rents	526	(1,484)	5,885	3,566
Operating costs	(35,862)	(35,709)	(132,394)	(129,523)
Real estate taxes	(43,601)	(47,276)	(174,487)	(180,911)
Provision for doubtful accounts	(2,603)	(2,567)	(9,182)	(9,540)
Net operating income	$223,633	$221,321	$894,405	$875,493

Operating Ratios
NOI margin (NOI / revenues)	73.2%	72.1%	73.9%	73.2%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	87.6%	90.9%	88.2%	88.9%

Reconciliation of net operating income to net income attributable to common stockholders
Net operating income	$223,633	$221,321	$894,405	$875,493
Lease termination fees	5,383	1,264	12,920	3,530
Straight-line rental income, net	4,611	3,773	14,444	17,595
Amortization of above- and below-market rent and tenant inducements, net	7,975	13,187	36,719	47,554
Fee income	366	454	1,221	1,834
Straight-line ground rent (expense) income (2)	(60)	11	(1,035)	46
Depreciation and amortization	(92,668)	(102,511)	(387,302)	(417,935)
Impairment of real estate assets	(3,183)	(198)	(5,154)	(1,005)
General and administrative	(22,539)	(25,424)	(92,248)	(98,454)
Total other expense	(30,329)	(55,564)	(196,305)	(231,581)
Equity in income of unconsolidated joint venture	129	101	477	459
Net income attributable to non-controlling interests	(115)	(1,002)	(2,514)	(3,816)
Preferred stock dividends	(150)	(150)	(150)	(150)
Net income attributable to common stockholders	$93,053	$55,262	$275,478	$193,570

Supplemental Statement of Operations Detail
Rental income
Base rent	$231,538	$227,612	$917,746	$897,529
Lease termination fees	5,383	1,264	12,920	3,530
Straight-line rental income, net	4,611	3,773	14,444	17,595
Amortization of above- and below-market rent and tenant inducements, net	7,975	13,187	36,719	47,554
Ancillary and other	4,031	5,283	16,289	18,340
Total rental income	$253,538	$251,119	$998,118	$984,548

Other revenues
Percentage rents	$526	$(1,484)	$5,885	$3,566
Fee income	366	454	1,221	1,834
Total other revenues	$892	$(1,030)	$7,106	$5,400

Other (income) expense
Interest expense
Mortgage, note and other interest	$43,314	$48,566	$180,337	$207,196
Unsecured credit facility and term loan interest	12,752	12,802	53,932	50,328
Capitalized interest	(952)	(618)	(2,870)	(2,749)
Deferred financing cost amortization	1,881	2,065	7,708	8,302
Debt (premium) discount amortization, net	(1,806)	(4,092)	(12,436)	(18,065)
Total interest expense	$55,189	$58,723	$226,671	$245,012

Other
Federal and state taxes	$728	$524	$3,332	$(561)
Other	(29)	(291)	1,625	909
Total other	$699	$233	$4,957	$348

Additional G&A Disclosures
Equity based compensation (3)	3,528	3,972	11,569	23,331
Capitalized direct leasing compensation costs	3,048	3,899	14,508	15,130
Capitalized direct construction compensation costs	1,730	1,668	6,571	6,271

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $179 and $732 at pro rata share for the three and twelve months ended December 31, 2016, respectively, and $185 and $752 at pro rata share for the three and twelve months ended December 31, 2015, respectively.

(2) Straight-line ground rent (expense) income is included in Operating costs on the Consolidated Statements of Operations.
(3) Includes amortization of non-cash equity based compensation, including expense associated with the executive departures of $88 for the twelve months ended December 31, 2016; and a non-recurring charge related to pre-IPO compensation programs of $9,875 for the twelve months ended December 31, 2015.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Twelve Months Ended
	12/31/16	12/31/15	Change	12/31/16	12/31/15	Change
Same Property NOI Analysis
Number of properties	511	511	—	509	509	—
Percent billed	90.4%	90.9%	(0.5%)	90.6%	90.9%	(0.3%)
Percent leased	92.8%	92.6%	0.2%	92.8%	92.6%	0.2%

Revenues
Base rent	$230,673	$225,673		$907,375	$885,952
Ancillary and other	3,951	5,252		16,078	18,157
Expense reimbursements	69,381	74,814		267,871	273,189
Percentage rents	526	(1,473)		5,861	3,608
	304,531	304,266	0.1%	1,197,185	1,180,906	1.4%
Operating expenses
Operating costs	(37,010)	(36,834)		(132,597)	(130,895)
Real estate taxes	(43,354)	(46,814)		(172,473)	(178,959)
Provision for doubtful accounts	(2,686)	(2,557)		(9,113)	(9,366)
	(83,050)	(86,205)	(3.7)%	(314,183)	(319,220)	(1.6%)
Same property NOI (1)	$221,481	$218,061	1.6%	$883,002	$861,686	2.5%

Same property NOI excluding redevelopments (2)	$211,961	$208,834	1.5%	$845,636	$825,226	2.5%

NOI margin	72.7%	71.7%		73.8%	73.0%
Expense recovery ratio	86.3%	89.4%		87.8%	88.2%

Percent contribution to same property NOI growth:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$5,000	2.4%		$21,423	2.5%
Ancillary and other	(1,301)	(0.6%)		(2,079)	(0.2%)
Net recoveries	(2,149)	(1.0%)		(534)	(0.1%)
Percentage rents	1,999	0.9%		2,253	0.3%
Provision for doubtful accounts	(129)	(0.1%)		253	0.0%
		1.6%			2.5%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Same property NOI (1)	$221,481	$218,061		$883,002	$861,686
Adjustments:
Non-same property NOI	2,331	3,445		12,135	14,559
Lease termination fees	5,383	1,264		12,920	3,530
Straight-line rental income, net	4,611	3,773		14,444	17,595
Amortization of above- and below-market rent and tenant inducements, net	7,975	13,187		36,719	47,554
Fee Income	366	454		1,221	1,834
Straight-line ground rent (expense) income	(60)	11		(1,035)	46
Depreciation and amortization	(92,668)	(102,511)		(387,302)	(417,935)
Impairment of real estate assets	(3,183)	(198)		(5,154)	(1,005)
General and administrative	(22,539)	(25,424)		(92,248)	(98,454)
Total other expense	(30,329)	(55,564)		(196,305)	(231,581)
Pro rata share of same property NOI of unconsolidated joint venture	(179)	(185)		(732)	(752)
Equity in income of unconsolidated joint venture	129	101		477	459
Net income attributable to non-controlling interests	(115)	(1,002)		(2,514)	(3,816)
Preferred stock dividends	(150)	(150)		(150)	(150)

Net income attributable to common stockholders	$93,053	$55,262		$275,478	$193,570

(1) Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.
(2) Excludes ten redevelopment properties for the three and twelve months ended December 31, 2016.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended	Twelve Months Ended
	12/31/16	12/31/16

Leasing related:
Anchor space repositioning and redevelopment	$21,454	$94,390
Tenant improvements and tenant inducements	17,522	66,399
External leasing commissions	2,121	8,013
	41,097	168,802

New development	234	906

Maintenance capital expenditures	17,242	27,906
	$58,573	$197,614

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars in thousands

			12/31/16	12/31/15
Equity Capitalization:
Common shares outstanding			304,343	299,138
Exchangeable OP Units held by non-controlling interests			378	5,182
			304,721	304,320
Common share price			$24.42	$25.82
Total equity capitalization			$7,441,287	$7,857,542

Debt:
Revolving credit facility			$122,000	$416,000
Term loans			2,100,000	2,100,000
Unsecured notes			2,318,453	1,218,453
Secured mortgages			1,312,292	2,226,763
Total principal debt			5,852,745	5,961,216
Add: Net unamortized premium			16,092	35,832
Less: Deferred financing fees			(29,948)	(22,782)
Total debt			5,838,889	5,974,266
Less: cash, cash equivalents and restricted cash			(102,869)	(110,990)
Net debt			$5,736,020	$5,863,276

Total market capitalization:			$13,177,307	$13,720,818

Liquidity:
Cash and cash equivalents and restricted cash			$102,869	$110,990
Available under unsecured credit facility			1,128,000	834,000
			$1,230,869	$944,990

Ratios:
Principal debt to total market capitalization			44.4%	43.4%
Principal debt to total assets, before depreciation			51.1%	52.4%
Secured principal debt to total assets, before depreciation			11.4%	19.6%
Net principal debt to Adjusted EBITDA (1)			6.5x	6.7x
Net principal debt to Cash Adjusted EBITDA (1)			6.9x	7.3x
Unencumbered assets to unsecured debt			1.9x	1.9x
Interest coverage (Adjusted EBITDA / interest expense)			4.0x	3.7x
Debt service coverage (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.6x	3.3x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))			3.6x	3.3x

			12/31/16	12/31/15
Percentage of total debt:
Fixed			86.0%	83.0%
Variable			14.0%	17.0%
Unencumbered summary:
Percent of properties			72.8%	62.9%
Percent of ABR			75.9%	61.8%
Percent of NOI			76.1%	61.7%
Weighted average maturity (years):
Fixed			5.2	4.1
Variable			1.9	2.5
Total			4.7	3.8

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Negative
Standard & Poor's Ratings Services	BBB-	Stable

(1) Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on quarterly results.
Excludes unconsolidated joint venture, Montecito Marketplace.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Scheduled Amortization	Scheduled Maturities	Total	Weighted Avg Stated Interest Rate
	2017		$21,830	$291,058	$312,888	6.38%
	2018		19,476	1,000,000	1,019,476	2.11%
	2019		20,126	600,000	620,126	2.39%
	2020		15,212	873,365	888,577	5.57%
	2021		—	686,225	686,225	3.49%
	2022		—	500,000	500,000	3.88%
	2023		—	500,000	500,000	3.25%
	2024		—	7,000	7,000	4.40%
	2025		—	700,000	700,000	3.85%
	2026		—	607,542	607,542	4.17%
	2027+			10,911	10,911	7.08%
	Total Debt Maturities		$76,644	$5,776,101	$5,852,745	3.74%

			Net unamortized premium		16,092
			Deferred financing costs		(29,948)
			Debt obligations, net		5,838,889

Detailed Maturity Schedule - Debt obligations
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (1)		Variable Rate Unsecured Credit Facility / Fixed Rate Unsecured Credit Facility (1)

Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate
2017	$21,830	$291,058	6.38%	$—	—	$—	—
2018	19,476	—	6.23%	—	—	1,000,000	2.03%
2019	20,126	—	6.18%	—	—	600,000	2.26%
2020	15,212	751,365	6.16%	—	—	122,000	1.83%
2021	—	186,225	6.24%	—	—	500,000	2.46%
2022	—	—	—	500,000	3.88%	—	—
2023	—	—	—	500,000	3.25%	—	—
2024	—	7,000	4.40%	—	—	—	—
2025	—	—	—	700,000	3.85%	—	—
2026	—	—	—	607,542	4.17%		—
2027+	—	—	—	10,911	7.08%	—	—
Total Debt Maturities	$76,644	$1,235,648	6.22%	$2,318,453	3.82%	$2,222,000	2.18%

(1) No scheduled amortization until maturity dates.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

	Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name	Balance	Stated Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
LP - JPM 300 (18 properties)	$285,095	6.38%	9/1/17	4.87%
Whitaker Square	8,865	6.32%	12/1/17	0.15%
Christmas Tree Plaza	1,708	7.89%	5/11/18	0.03%
LP - JPM CMBS (71 properties) (1)	445,152	6.27%	8/1/20	7.61%
Monroe ShopRite Plaza	8,202	6.50%	8/1/20	0.14%
Bethel Park Shopping Center	9,519	6.50%	8/1/20	0.16%
Ivyridge	13,295	6.50%	8/1/20	0.23%
Roosevelt Mall	47,338	6.50%	8/1/20	0.81%
Inland (Brixmor/IA, LLC) - Pool A (9 properties)	98,308	5.91%	12/6/20	1.68%
Inland (Brixmor/IA, LLC) - Pool B (8 properties)	90,039	5.91%	12/6/20	1.54%
Inland (Brixmor/IA, LLC) - Pool C (7 properties)	96,466	5.91%	12/31/20	1.65%
REIT 20 LP 51 A (4 properties)	46,712	6.24%	1/6/21	0.80%
REIT 20 LP 45 B (4 properties)	41,998	6.24%	1/6/21	0.72%
REIT 20 LP 42 C (4 properties)	39,262	6.24%	1/6/21	0.67%
REIT 20 LP 37 D (3 properties)	33,905	6.24%	1/6/21	0.58%
REIT 20 LP 43 E (4 properties)	39,428	6.24%	1/6/21	0.67%
Larchmont Centre	7,000	4.40%	3/1/24	0.12%
TOTAL FIXED RATE SECURED MORTGAGES	1,312,292	6.22%		22.43%

Unsecured Credit Facility
Term Loan Facility - $1.5B Tranche A (2)	$300,000	2.17%	7/31/18	5.13%
Term Loan Facility - $600M (3)	600,000	2.26%	3/18/19	10.25%
Term Loan Facility - $1.5B Tranche B (4)	500,000	2.46%	7/31/21	8.54%
TOTAL FIXED RATE UNSECURED CREDIT FACILITY	1,400,000	2.31%		23.92%

Unsecured Notes
3.88%, 2022 Brixmor OP Notes	$500,000	3.88%	8/15/22	8.54%
3.25%, 2023 Brixmor OP Notes	500,000	3.25%	9/15/23	8.54%
3.85%, 2025 Brixmor OP Notes	700,000	3.85%	2/28/25	11.96%
4.13%, 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	10.25%
7.97%, 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.10%
7.68%, 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
6.90%, 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.09%
7.50%, 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.05%
TOTAL FIXED RATE UNSECURED NOTES	2,318,453	3.82%		39.59%

TOTAL FIXED RATE DEBT	$5,030,745	4.03%		85.96%

VARIABLE RATE DEBT:
Unsecured Credit Facility
Term Loan Facility - $1.5B Tranche A (Libor + 135 bps) (2)	$700,000	1.98%	7/31/18	11.96%
Revolving Credit Facility (Libor + 120bps)	122,000	1.83%	7/31/20	2.08%
TOTAL VARIABLE RATE UNSECURED CREDIT FACILITY	822,000	1.95%		14.04%

TOTAL VARIABLE RATE DEBT	$822,000	1.95%		14.04%

TOTAL DEBT OBLIGATIONS	$5,852,745	3.74%		100.00%

Net unamortized premium	16,092
Deferred financing costs	(29,948)
DEBT OBLIGATIONS, NET	$5,838,889

(1) Beginning September 2, 2017 and continuing through January 30, 2020, the Company has the right to repay up to $97,000 of the principal debt balance without premium or penalty.
(2) Effective November 1, 2016, $300,000 of the $1,000,000 Tranche A Term Loan is swapped from one-month Libor to a fixed rate of 0.8165% (plus a spread of 135bps) through July 31, 2018.
(3) Effective November 1, 2016, $200,000 of the $600,000 Term Loan is swapped from one-month Libor to fixed at a combined rate of 0.818% (plus a spread of 140bps) through July 31, 2018, and the remaining $400,000 is swapped from one-month Libor to a fixed rate of 0.878% (plus a spread of 140bps) through March 18, 2019.

(4) Effective November 1, 2016, the $500,000 Tranche B Term Loan is swapped from one-month Libor to a fixed rate of 1.113% (plus a spread of 135bps) through July 30, 2021.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	As of 12/31/16

I. Aggregate debt test	< 65%	51.6%
Total Debt		5,838,889
Total Assets		11,308,270

II. Secured debt test	< 40%	11.8%
Total Secured Debt		1,337,094
Total Assets		11,308,270

III. Unencumbered asset ratio	> 150%	191.4%
Total Unencumbered Assets		8,615,635
Unsecured Debt		4,501,795

IV. Debt service test	> 1.5x	4.0x
Consolidated EBITDA		874,468
Annual Debt Service Charge		221,012

For full detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplements filed by the OP with the Securities and Exchange Commission on January 15, 2015, August 3, 2015, June 6, 2016, and August 17, 2016 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	As of 12/31/16

I. Leverage ratio	< 60%	41.8%
Total Outstanding Indebtedness		5,852,744
Balance Sheet Cash		109,670
Total Asset Value		13,748,050

II. Secured leverage ratio	< 40%	8.7%
Total Secured Indebtedness		1,312,291
Balance Sheet Cash		109,670
Total Asset Value		13,748,050

III. Unsecured leverage ratio	< 60%	42.7%
Total Unsecured Indebtedness		4,540,453
Unrestricted Cash		58,203
Unencumbered Asset Value		10,498,945

IV. Fixed charge coverage ratio	> 1.5x	3.7X
Total Net Operating Income		926,457
Capital Expenditure Reserve		12,901
Fixed Charges		247,255

For full detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Amended Revolving Credit and Term Loan Agreement, dated as of July 25, 2016 filed as Exhibit 10.5 to Form 10-Q, filed with the Securities and Exchange Commission on July 25, 2016.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 16

INVESTMENT SUMMARY

Supplemental Disclosure Three Months Ended December 31, 2016

ACQUISITIONS
Dollars in thousands, except ABR per square foot

Property Name	MSA	Purchase Date	Purchase Amount	GLA / Acres	Percent Leased	ABR/ SF	Major Tenants

Three Months Ended March 31, 2016
Land adjacent to Western Village	Cincinnati, OH-KY-IN	1/15/16	$50	0.13 acres	—	—	—
Outparcel at Dickson City Crossings	Scranton--Wilkes-Barre--Hazleton, PA	1/15/16	1,020	1.8 acres	—	—	—
Land at Keith Bridge Commons	Atlanta-Sandy Springs-Roswell, GA	1/29/16	100	0.32 acres	—	—	—
			1,170	2.25 acres
Three Months Ended September 30, 2016
Building at Rose Pavilion (1)	San Francisco-Oakland-Hayward, CA	9/22/16	$6,733	28,530	—	—	—
			6,733	28,530

Three Months Ended December 31, 2016
Felicita Town Center	San Diego-Carlsbad, CA	12/21/16	$ 40,100	$126,502	94.7%	$21.75	Major Market, Trader Joe's, Rite Aid
			40,100	126,502

	TOTAL - TWELVE MONTHS ENDED 12/31/16		$ 48,003	155,032
				/ 2.25 acres

(1) Acquired in connection with redevelopment project (see page 23 for project details).

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 18

DISPOSITIONS
Dollars in thousands, except ABR per square foot

Property Name	MSA	Sale Date	Sale Amount	GLA / Acres	Percent Leased	ABR/SF

Three Months Ended June 30, 2016
Congress Crossing	Athens, TN	4/27/16	$ 11,400	180,305	97.6%	$7.00
Outparcel building at Plymouth Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	5/4/16	4,375	3,800	100.0%	55.25
Apopka Commons	Orlando-Kissimmee-Sanford, FL	5/27/16	5,475	42,507	81.3%	13.32
			21,250	226,612

Three Months Ended September 30, 2016
Jacksonian Plaza	Jackson, MS	7/21/16	$ 5,700	73,041	100.0%	$7.86
Inwood Forest	Houston-The Woodlands-Sugar Land, TX	9/9/16	5,100	77,553	98.1%	8.82
			10,800	150,594

Three Months Ended December 31, 2016
Plymouth Plaza (office building)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	11/3/16	$ 4,250	30,013	43.3%	$26.57
Shopper's Haven Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	11/23/16	50,000	206,791	98.5%	13.76
Midway Market Square	Cleveland-Elyria, OH	12/22/16	20,500	224,329	88.8%	10.09
			74,750	461,133

	TOTAL - TWELVE MONTHS ENDED 12/31/16		$ 106,800	838,339

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 21

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
1	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Remerchandise ten small shop spaces with a 48K SF Main Event
2	Barrett Place (1)	Atlanta-Sandy Springs-Roswell, GA	Remerchandise former Sports Authority with a 42K SF ALDI
3	Wilmington Island	Savannah, GA	Reconfigure junior anchor and small shop space to accommodate expansion of existing Kroger to 75K SF prototype and addition of Kroger fuel center
4	Columbus Center (1)	Columbus, IN	Addition of a 9K SF ULTA adjacent to previously leased 7K SF Shoe Carnival to complete remerchandising of former MC Sports
5	Haymarket Square & Haymarket Mall (1)	Des Moines-West Des Moines, IA	Relocate and expand Aspen Athletic CLub to 25K SF and remerchandise former Aspen Athletic Club with a 23K SF Harbor Freight Tools
6	Jeffersontown Commons	Louisville/Jefferson County, KY-IN	Remerchandise former daycare and adjacent anchor vacancy with a 31K SF Savers
7	Stony Brook I & II	Louisville/Jefferson County, KY-IN	Reconfigure approximately 15K of small shop space to accommodate expansion of existing Kroger to 116K SF Kroger Marketplace
8	Crossroads Centre	St. Louis, MO-IL	Remerchandise former Hobby Lobby with a 23K SF Ruler Foods (Kroger) and a 37K SF Sky Zone
9	Highridge Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 42K SF H-Mart grocer
10	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 12K SF CVS and a 13K SF specialty grocer
11	Southland Shopping Center	Cleveland-Elyria, OH	Combine former Petco (relocated within center) and adjacent underutilized small shop vacancies to accommodate a 28K SF Aspire Fitness
12	Cross Keys Commons	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Party City with an 11K SF ULTA
13	Ivyridge	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former A&P with a 47K SF Target
14	The Commons at Wolfcreek (1)	Memphis, TN-MS-AR	Remerchandise former Sports Authority with a 44K SF Dave & Busters and a 9K SF small shop space
15	Clear Lake Camino South (1)	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Hancock Fabrics and adjacent small shop spaces with a 22K SF ALDI
16	Northtown Plaza	Houston-The Woodlands-Sugar Land, TX	Combine former Anna's Linens and RadioShack for a 16K SF dd's Discounts (Ross Dress for Less)

Number of Projects	Expected Total Project Costs	Costs to Date	Expected NOI Yield
Total In Process	16	$34,900	$16,630	12% - 14%

COMPLETED ANCHOR SPACE REPOSITIONINGS - TWELVE MONTHS ENDED 12/31/16
1	Glendale Galleria	Phoenix-Mesa-Scottsdale, AZ	Remerchandise former Smashing Buys with a 37K SF LA Fitness
2	Gateway Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former CVS with a 15K SF Party City
3	Ocean View Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Fitness Elite for Women with an 18K SF Crunch Fitness
4	California Oaks Center	Riverside-San Bernardino-Ontario, CA	Remerchandise former Ralphs with a 19K SF Barons Market
5	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise and expand former Pier One with a 16K SF Harbor Freight Tools
6	Superior Marketplace	Boulder, CO	Reconfigure anchor vacancy with a 19K SF Party City and an 11K SF ULTA
7	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Marshalls and former OfficeMax with a 31K SF Stein Mart and a 24K SF buybuy BABY
8	Regency Park Shopping Center	Jacksonville, FL	Remerchandise anchor vacancy with a 40K SF Ollie's Bargain Outlet
9	The Shoppes at Southside	Jacksonville, FL	Remerchandise former Sports Authority with a 40K SF Restoration Hardware Outlet
10	Seminole Plaza	Tampa-St. Petersburg-Clearwater, FL	Remerchandise and expand former Deals with a 21K SF Bealls Outlet
11	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Addition of a 9K SF Five Below in former Kmart, in conjunction with previous remerchandising with Ross Dress for Less and Party City
12	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Staples with a 23K SF Planet Fitness
13	Westlane Shopping Center	Indianapolis-Carmel-Anderson, IN	Remerchandise former Marsh Supermarket with a 17K SF Save-A-Lot and a 12K SF Citi Trends
14	Points West Plaza (2)	Boston-Cambridge-Newton, MA-NH	Combine two adjacent small shop vacancies for a 15K SF Citi Trends and remerchandise former Pay/Half with an 11K SF L&M Bargain
15	Delta Center	Lansing-East Lansing, MI	Remerchandise former Party City with expansion of existing Men's Wearhouse to a 10K SF Destination XL
16	Marketplace @ 42 (2)	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise former Rainbow Foods with a 32K SF Fresh Thyme Farmers Market and a 21K SF Marshalls
17	County Line Plaza	Jackson, MS	Remerchandise and expand former Office Depot with a 50K SF Burlington Stores and a 25K SF Burke's Outlet

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 22

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name		MSA		Description

COMPLETED ANCHOR SPACE REPOSITIONINGS - TWELVE MONTHS ENDED 12/31/16 (continued)
18	Clocktower Place		St. Louis, MO-IL		Relocation and rightsize of existing regional furniture store to 30K SF in former Office Depot and replace with a 16K SF K&G Fashion Superstore
19	Willow Springs Plaza		Manchester-Nashua, NH		Remerchandise former Namco Pools with a 33K SF New Hampshire Liquor and Wine Outlet
20	College Plaza (2)		New York-Newark-Jersey City, NY-NJ-PA		Remerchandise former Rite Aid with an 18K SF A.C. Moore
21	McMullen Creek Market		Charlotte-Concord-Gastonia, NC-SC		Reconfigure 25K SF Staples and adjacent vacant junior anchor with a 45K SF Walmart Neighborhood Market and relocation of existing 6K SF Lebo's Footwear to enable rightsizing of Staples to 13K SF
22	Crown Point		Columbus, OH		Remerchandise former Lombard's Furniture and adjacent small shop vacancy with a 21K SF Planet Fitness
23	Island Plaza (2)		Charleston-North Charleston, SC		Relocate and expand Tuesday Morning to 27K SF and remerchandise former Tuesday Morning with a 6K SF small shop space
24	The Commons at Wolfcreek		Memphis, TN-MS-AR		Remerchandise former OfficeMax with a 15K SF DSW and a 9K SF Five Below
25	Five Points		Corpus Christi, TX		Reconfigure anchor vacancy with a 17K SF Harbor Freight Tools and 7K SF of small shop space
26	Bardin Place Center		Dallas-Fort Worth-Arlington, TX		Reconfigure former Sports Authority and adjacent small shop space with an 86K SF WinCo Foods
27	Preston Park		Dallas-Fort Worth-Arlington, TX		Remerchandise former Minyard Sun Fresh Market with a 53K SF Kroger
28	Webb Royal Plaza		Dallas-Fort Worth-Arlington, TX		Remerchandise former grocer with a 35K SF El Rio Grande Latin Market

		Number of Projects	Total Costs	Expected NOI Yield
	Total Completed	28	$ 45,639	12%

(1) Indicates project added to in process pipeline during the three months ended December 31, 2016.
(2) Indicates project completed during the three months ended December 31, 2016.

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the expected total project costs or expected NOI yields will be the amounts shown. The expected total project costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 23

OUTPARCEL DEVELOPMENT & NEW DEVELOPMENT SUMMARY
Dollars in thousands

					Expected
				Stabilization	Total	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Project Cost	to Date	NOI Yield

OUTPARCEL DEVELOPMENTS:
IN PROCESS OUTPARCEL DEVELOPMENTS

1	Mira Mesa Mall	San Diego-Carlsbad, CA	Construction of a 3K SF Habit Burger Grill outparcel	Mar-17	$1,000	$390	21%
2	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Construction of a 3K SF Visionworks, a 2K SF Chipotle and a 1K SF Jimmy John's outparcels	Mar-17	2,300	1,714	11%
3	Miracle Mile Shopping Plaza	Toledo, OH	Construction of a 7K SF DaVita Dialysis outparcel	Mar-17	1,300	165	15%
4	Pilgrim Gardens	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 2K SF Moe's Southwest Grill outparcel	Mar-17	400	76	25%
5	Galleria Commons	Las Vegas-Henderson-Paradise, NV	Construction of a 3K SF Corner Bakery Café outparcel	Jun-17	700	200	19%
6	The Centre at Navarro	Victoria, TX	Construction of an 18K SF Aldi outparcel	Jun-17	400	297	39%
7	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of existing retail space, construction of a 13K SF CVS outparcel with drive-thru and site improvements	Jun-18	3,700	645	12%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$9,800	$3,487	15%

COMPLETED OUTPARCEL DEVELOPMENTS - TWELVE MONTHS ENDED 12/31/16

1	Arbor - Broadway Faire	Fresno, CA	Reconfigure former outparcel building for a 6K SF Buffalo Wild Wings	Mar-16		$275	62%
2	Westgate	Dublin, GA	Construction of a 2K SF Dunkin' Donuts / Baskin-Robbins outparcel	Mar-16		326	16%
3	Wadsworth Crossings	Cleveland-Elyria, OH	Construction of a 4K SF Mattress Firm outparcel	Mar-16		1,537	12%
4	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Construction of a 3K SF Popeyes Louisiana Kitchen outparcel	Mar-16		553	16%
5	Puente Hills Town Center	Los Angeles-Long Beach-Anaheim, CA	Reconfigure former freestanding Barnes & Noble with a 3K SF Habit Burger Grill, a 3K SF Pacific Fish Grill and two additional small shop retailers	Sep-16		2,429	12%
6	Briggsmore Plaza	Modesto, CA	Construction of a 3K SF Taco Bell outparcel	Sep-16		622	15%
7	Haymarket Mall	Des Moines-West Des Moines, IA	Construction of a 3K SF Chick-fil-A outparcel	Sep-16		70	140%
8	Warren Plaza	Dubuque, IA	Construction of a 5K SF Chick-fil-A outparcel	Sep-16		60	42%
9	Tinley Park Plaza (1)	Chicago-Naperville-Elgin, IL-IN-WI	Reconfigure 8K SF outparcel space with a 3K SF Blaze Pizza, a 3K SF Noodles & Company and 2K SF of additional retail space	Dec-16		2,765	13%
10	College Plaza (1)	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF Panera Bread outparcel with drive-thru	Dec-16		973	19%
11	Florence Plaza - Florence Square (1)	Cincinnati, OH-KY-IN	Construction of a 4K SF First Watch outparcel	Dec-16		1,752	14%
12	The Commons at Wolfcreek (1)	Memphis, TN-MS-AR	Construction of an 11K SF outparcel with a 5K SF AT&T and three additional small shop retailers	Dec-16		2,647	13%
	TOTAL COMPLETED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$14,009	15%

NEW DEVELOPMENTS:
IN PROCESS NEW DEVELOPMENTS
1	The Shops at Riverhead	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 42K SF Marshalls / HomeGoods combo store, an 18K SF PetSmart, an 18K SF Sierra Trading Post, a 10K SF ULTA, additional 20K SF anchor space, and a 12K SF multi-tenant retail building adjacent to an existing non-owned Costco	Mar-18	$ 32,600	$ 7,108	10%

(1) Indicates project completed during the three months ended December 31, 2016.

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these opportunities, that the expected total project cost or expected NOI yield will be the amounts shown or that stabilization will occur as anticipated. The expected total project costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 24

REDEVELOPMENT SUMMARY
Dollars in thousands

						Expected
				Property	Stabilization	Total	Costs	Expected
	Property Name	MSA	Project Description	Acreage	Quarter	Project Cost	to Date	NOI Yield

REDEVELOPMENTS:
IN PROCESS REDEVELOPMENTS

1	Rose Pavilion	San Francisco-Oakland-Hayward, CA	Redevelopment of recently acquired former CVS with a 29K SF Total Wine & More; redevelopment of existing retail space with a 13K SF Trader Joe’s and additional small shop space; and shopping center upgrades including façade upgrade, LED lighting, solar array installation, and common area enhancements	27	Dec-17	$14,400	$7,262	10%

2	Gateway Plaza - Vallejo	Vallejo-Fairfield, CA	Redevelopment of former CVS and adjacent 2.4 acres with a 16K SF DSW and a 10K SF ULTA replacing the former CVS, solar array installation, and construction of a 4K SF Panera Bread outparcel with drive-thru	53	Dec-17	8,800	5,160	9%

3	Preston Ridge	Dallas-Fort Worth-Arlington, TX	Remerchandise and expand former Gatti-Town Pizza box with a 33K SF Nordstrom Rack, a 29K SF Saks OFF Fifth, and a 6K SF J Crew Mercantile; reconfigure existing shop space for restaurant use; and add a new grass pavilion	131	Dec-17	9,500	5,026	9%

4	Park Shore Plaza	Naples-Immokalee-Marco Island, FL	Redevelopment and densification of center including replacing former Kmart and YouFit Health Club with a 60K SF Burlington, a 27K SF Saks OFF Fifth, a 19K SF Party City, and an additional 16K SF junior anchor; construction of additional small shop space including restaurant outparcels with potential for outdoor patio areas; and shopping center upgrades including façade renovations, new landscaping, and courtyard enhancements	22	Mar-18	20,800	16,959	11%

5	Green Acres	Saginaw, MI	Redevelopment of existing Kroger and underutilized adjacent spaces for a 106K SF Kroger Marketplace and 14K SF of retail space; reconfigure remaining small shop space; and shopping center upgrades including partial façade upgrade, LED lighting, and outdoor seating	28	Mar-18	5,000	377	10%

6	Erie Canal Centre	Syracuse, NY	Redevelopment of former Kmart and other vacant anchor space with a 50K SF Dick’s Sporting Goods and 65K SF of additional junior anchor space; potential construction of 8K SF of small shop space and outparcel pad; and shopping center upgrades including façade renovations, parking field and common area enhancements	11	Mar-18	15,800	7,952	8%

7	Sagamore Park Centre (1)	Lafayette-West Lafayette, IN	Redevelopment and expansion of existing Pay Less (Kroger) with a 91K SF prototype by demolishing 11K SF of underutilized small shops; remerchandise additional small shop spaces with relevant retailers including a 3K SF Pet Valu, a 2K SF Nothing Bundt Cakes, and a 2K SF T-Mobile; and shopping center upgrades including façade renovations, LED lighting, new landscaping, and common area enhancements	14	Jun-18	2,300	152	11%

8	Maple Village	Ann Arbor, MI	Redevelopment of center including replacing former Kmart with a 34K SF Stein Mart, a 22K SF Sierra Trading Post, a 20K SF HomeGoods, and a 21K SF junior anchor; construction of outparcel retail building and 4K SF endcap; and shopping center upgrades including façade renovations and common area enhancements	31	Jun-18	31,000	12,324	8%

9	Collegeville Shopping Center (1)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; construction of a new 4K SF outparcel; remerchandise 22K SF of underutilized space with retailers relevant to the surrounding community; and shopping center upgrades including façade renovations, LED lighting, new pylon signage, and new landscaping	14	Jun-18	5,500	68	12%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE			331		$113,100	$55,280	9%

COMPLETED REDEVELOPMENTS - TWELVE MONTHS ENDED 12/31/16

1	Bay Pointe Plaza (2)	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of existing Publix with a 54K SF prototype with drive-thru pharmacy; remerchandise vacant endcap with a 9K SF Pet Supermarket; and shopping center upgrades including façade renovations, LED lighting, and additional seating areas	10	Dec-16		$7,703	10%

	TOTAL COMPLETED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE			10			$7,703	10%

(1) Indicates project added to in process pipeline during the three months ended December 31, 2016.
(2) Indicates project completed during the three months ended December 31, 2016.

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these opportunities, that the expected total project cost or expected NOI yield will be the amounts shown or that stabilization will occur as anticipated. The expected total project costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 25

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	Springdale (1)	Mobile, AL	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
2	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
3	Mira Mesa Mall	San Diego-Carlsbad, CA	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Miami Gardens	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for new junior anchors and outparcel development
7	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, including vertical component, multiple densification opportunities, including potential residential component
8	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
9	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
10	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and reconfiguration of existing anchor and inline space, densification of site
11	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Extensive redevelopment to reorient the center, with potential outparcel development

MINOR REDEVELOPMENTS
1	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Repurpose, assemble and reposition to create footprint for national tenant merchandise mix
2	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
3	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
4	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
5	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise with experiential retailers, reconfiguration of common areas for community space
6	Beneva Village Shoppes	North Port-Sarasota-Bradenton, FL	Addition of new anchor prototype, address obsolete space and outparcel development, enhancement of common areas
7	Hunter's Creek Plaza	Orlando-Kissimmee-Sanford, FL	Reconfiguration of existing footprint to accommodate multiple new retailers, potential outparcel development
8	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple new retailers and/or entertainment users
9	Ventura Downs (1)	Orlando-Kissimmee-Sanford, FL	Remerchandise existing anchor space with tenants relevant to the surrounding community, enhancement of common areas
10	High Point Centre (1)	Chicago-Naperville-Elgin, IL-IN-WI	Reconfigure and repurpose obsolete space for national tenant merchandise mix, enhancement of common areas
11	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint to accommodate multiple retailers, potential entertainment uses and outparcel development
12	Speedway Super Center	Indianapolis-Carmel-Anderson, IN	Reconfiguration of existing footprint to accommodate multiple new anchors, rebranding of center, potential outparcel development
13	Webster Square Shopping Center	Boston-Cambridge-Newton, MA-NH	Redevelopment of existing pad building to accommodate multiple new retailers
14	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Reconfigure and repurpose obsolete space with new merchandise mix
15	Ellisville Square	St. Louis, MO-IL	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
16	Bedford Grove (1)	Manchester-Nashua, NH	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
17	Hamilton Plaza	Trenton, NJ	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
18	Dalewood I, II & III Shopping Center (1)	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise with national tenant merchandise mix, potential outparcel development, enhancement of common areas
19	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reorient and repurpose anchor space and additional building to leverage power corner location, densification of site
20	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing pad building to accommodate multiple new retailers
21	Springfield Place	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing pad building to accommodate multiple new retailers
22	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Redevelopment of existing anchor space for new anchor and in-line tenancy
23	Park Hills Plaza (1)	Altoona, PA	Reconfigure and remerchandise obsolete space and potential outparcel development
24	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of oversized anchor, remerchandise with experiential retailers, densification of site
25	The Commons at Wolfcreek	Memphis, TN-MS-AR	Redevelopment of existing anchor space for multiple anchor retailers, potential outparcel development
26	Preston Park (1)	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national tenant merchandise mix, densification of site, enhancement of common areas
27	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Redevelopment of vacant anchor space with combination of anchor and small shop space, densification of site
28	Hanover Square	Richmond, VA	Redevelopment of existing anchor space for multiple retailers, potential outparcel development

(1) Indicates project added to pipeline during the three months ended December 31, 2016.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company expects that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 26

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended December 31, 2016

Includes unconsolidated joint venture, Montecito Marketplace, at 100%

PORTFOLIO OVERVIEW
Dollars in thousands, except ABR per square foot

		As of:
		12/31/16	9/30/16	6/30/16	3/31/16	12/31/15

Number of properties		512	514	516	518	518
GLA		86,006,794	86,295,214	86,446,148	86,669,873	86,615,572
Percent billed		90.7%	90.6%	90.6%	90.4%	91.0%
Percent leased		92.8%	92.6%	92.8%	92.4%	92.6%
TOTAL ≥ 10,000 SF		96.1%	95.8%	96.4%	95.9%	96.2%
TOTAL < 10,000 SF		85.1%	85.0%	84.2%	83.9%	84.3%
ABR		$959,983	$953,696	$952,653	$951,163	$945,667
ABR/SF		$12.99	$12.90	$12.85	$12.85	$12.76

PORTFOLIO BY UNIT SIZE AS OF 12/31/16
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR/SF
≥ 35,000 SF	574	35,628,875	96.6%	97.9%	12.3%	$278,230	$9.27
20,000 – 34,999 SF	556	14,644,193	92.4%	95.3%	11.3%	136,158	9.91
10,000 - 19,999 SF	747	10,184,394	88.7%	91.1%	14.8%	116,555	12.90
5,000 - 9,999 SF	1,375	9,467,031	83.3%	86.5%	20.8%	129,198	16.40
< 5,000 SF	7,746	16,082,301	81.5%	84.3%	40.8%	299,842	22.66
TOTAL	10,998	86,006,794	90.7%	92.8%	100.0%	$959,983	$12.99

TOTAL ≥ 10,000 SF	1,877	60,457,462	94.2%	96.1%	38.4%	$530,943	$10.06
TOTAL < 10,000 SF	9,121	25,549,332	82.2%	85.1%	61.6%	429,040	20.32

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 28

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands
	Retailer	Owned Leases	Leased GLA	Percent of Total Portfolio GLA	Leased ABR	Percent of Portfolio Leased ABR
1	The Kroger Co. (1)	71	4,646,159	5.4%	$31,995	3.3%
2	The TJX Companies, Inc. (2)	94	2,917,997	3.4%	30,457	3.2%
3	Dollar Tree Stores, Inc. (3)	168	1,880,205	2.2%	18,848	2.0%
4	Publix Super Markets, Inc.	39	1,802,591	2.1%	17,048	1.8%
5	Wal-Mart Stores, Inc. (4)	28	3,491,147	4.1%	16,486	1.7%
6	Ahold Delhaize (5)	29	1,536,305	1.8%	16,238	1.7%
7	Albertsons Companies, Inc. (6)	23	1,295,471	1.5%	14,048	1.5%
8	Burlington Stores, Inc.	20	1,452,122	1.7%	11,340	1.2%
9	Bed Bath & Beyond Inc. (7)	30	736,350	0.9%	9,394	1.0%
10	Big Lots, Inc.	46	1,527,517	1.8%	9,393	1.0%
	TOP 10 RETAILERS	548	21,285,864	24.9%	175,247	18.4%

11	PetSmart, Inc. (8)	30	652,714	0.8%	9,391	1.0%
12	Ross Stores, Inc. (9)	31	860,356	1.0%	9,366	1.0%
13	Best Buy Co., Inc.	16	660,392	0.8%	8,967	0.9%
14	Sears Holdings Corporation (10)	21	2,027,931	2.4%	8,839	0.9%
15	Office Depot, Inc. (11)	32	705,127	0.8%	7,870	0.8%
16	PETCO Animal Supplies, Inc. (12)	34	450,480	0.5%	7,491	0.8%
17	Kohl's Corporation	12	1,002,715	1.2%	7,335	0.8%
18	Staples, Inc.	28	586,564	0.7%	7,064	0.7%
19	Party City Corporation	34	480,983	0.6%	7,051	0.7%
20	DICK'S Sporting Goods, Inc. (13)	12	493,856	0.6%	6,660	0.7%
	TOP 20 RETAILERS	798	29,206,982	34.3%	255,281	26.7%

21	L.A. Fitness International, LLC	11	429,035	0.5%	6,386	0.7%
22	Mattress Firm, Inc.	48	280,415	0.3%	6,223	0.6%
23	Ascena Retail Group, Inc. (14)	54	325,657	0.4%	6,125	0.6%
24	Hobby Lobby Stores, Inc.	15	918,619	1.1%	6,035	0.6%
25	The Home Depot, Inc.	8	799,388	0.9%	5,755	0.6%
26	Michaels Stores, Inc.	24	529,205	0.6%	5,665	0.6%
27	H.E. Butt Grocery Company (15)	7	419,204	0.5%	5,262	0.5%
28	CVS Health	23	309,120	0.4%	5,016	0.5%
29	Southeastern Grocers (16)	14	653,809	0.8%	4,920	0.5%
30	ULTA Beauty (17)	20	226,695	0.3%	4,788	0.5%
31	Giant Eagle, Inc.	6	460,120	0.5%	4,460	0.5%
32	Walgreen Co.	18	260,314	0.3%	4,358	0.5%
33	Sally Beauty Holdings, Inc.	116	195,245	0.2%	4,314	0.4%
34	DSW Inc.	14	259,181	0.3%	4,297	0.4%
35	Jo-Ann Stores, Inc.	23	422,396	0.5%	4,216	0.4%
36	Payless ShoeSource	66	202,647	0.2%	4,174	0.4%
37	Gap, Inc. (18)	16	249,313	0.3%	4,173	0.4%
38	Stein Mart, Inc.	13	459,393	0.5%	4,028	0.4%
39	Barnes & Noble, Inc.	10	224,673	0.3%	3,983	0.4%
40	Beall's, Inc. (19)	24	559,116	0.7%	3,976	0.4%
	TOTAL TOP 40 RETAILERS	1,328	37,390,527	43.9%	$353,435	36.6%

(1) Includes Kroger (55), Harris Teeter (3), King Soopers (3), Ralphs (2), Smith's (2),		(6) Includes Vons (4), Albertsons (3), Acme (3), Randalls (3), Tom Thumb (2), Dominick's (2),				(13) Includes DICK'S Sporting Goods (9) and Golf Galaxy (3).
Pick ' N Save (2), Dillons (1), Food 4 Less (1) and Pay Less (1).		Shaw's (2), Jewel-Osco (1), Shop & Save Market (1), Star Market (1) and $.99 Only Store (1).				(14) Includes dressbarn (21), Catherines (11), Lane Bryant (8),
(2) Includes T.J. Maxx (48), Marshalls (35), HomeGoods (10) and Sierra Trading Post (1).		(7) Includes Bed Bath & Beyond (16), Harmon Face Values (6), Christmas Tree Shops (4),				Justice (7), maurices (6) and Ann Taylor (1).
Excludes Marshalls / HomeGoods and Sierra Trading Post at development property.		Cost Plus World Market (2) and buybuy BABY (2).				(15) Includes H-E-B (6) and Central Market (1).
(3) Includes Dollar Tree (131), Family Dollar (35), Deals (1) and Dollar Stop (1).		(8) Excludes PetSmart at development property.				(16) Includes Winn-Dixie (8), BI-LO (3) and Harveys (3).
(4) Includes Supercenters (14), Discount Stores (8), Walmart Neighborhood		(9) Includes Ross Dress for Less (29) and dd's Discounts (2).				(17) Excludes ULTA at development property.
Market (5) and Sam's Club (1).		(10) Includes Kmart (18), Sears (2) and Sears Essentials (1).				(18) Includes Old Navy (12), GAP Factory (2), GAP (1) and
(5) Includes Giant Food (9), Food Lion (7), Super Stop & Shop (7), Bottom Dollar Food (1),		(11) Includes Office Depot (17) and OfficeMax (15).				Banana Republic Factory (1).
Hannaford (1), Martin's Food Markets (1), ShopRite (1), Stop & Shop (1) and Tops (1).		(12) Includes PETCO (33) and Unleashed (1).				(19) Includes Burkes Outlet (12), Bealls Outlet (10) and Bealls (2).

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 29

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands except per square foot amounts
					Tenant Improvements and Allowances PSF (1)	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR/SF				Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread
TOTAL - NEW, RENEWAL & OPTION
Three months ended 12/31/16	453	2,974,137	$39,687	$13.34	$6.47	$0.98	6.5	379	2,512,974	$13.87	$12.11	14.5%
Three months ended 9/30/16	513	3,548,517	41,899	11.81	5.02	0.79	5.5	390	2,981,503	11.38	10.26	10.9%
Three months ended 6/30/16	554	3,589,288	47,278	13.17	5.02	1.00	6.2	435	3,089,607	13.06	11.65	12.1%
Three months ended 3/31/16	497	3,571,385	47,678	13.35	5.24	0.65	5.9	396	3,125,180	13.17	11.88	10.9%
TOTAL - TTM	2,017	13,683,327	$176,542	$12.90	$5.39	$0.85	6.0	1,600	11,709,264	$12.84	$11.46	12.0%

NEW & RENEWAL ONLY
Three months ended 12/31/16	376	1,989,990	$28,856	$14.50	$9.64	$1.46	7.1	302	1,528,827	$15.72	$13.20	19.1%
Three months ended 9/30/16	420	2,042,244	27,362	13.40	8.72	1.38	5.9	297	1,475,230	13.14	11.46	14.7%
Three months ended 6/30/16	467	2,066,939	32,408	15.68	8.73	1.74	7.1	348	1,567,258	16.25	14.06	15.6%
Three months ended 3/31/16	402	1,780,225	28,131	15.80	10.52	1.31	7.1	301	1,334,020	16.21	13.94	16.3%
TOTAL - TTM	1,665	7,879,398	$116,757	$14.82	$9.36	$1.48	6.8	1,248	5,905,335	$15.33	$13.16	16.5%

NEW LEASES
Three months ended 12/31/16	128	805,490	$11,303	$14.03	$16.89	$3.56	9.6	60	453,301	$15.92	$11.43	39.3%
Three months ended 9/30/16	191	834,401	12,955	15.53	20.83	3.37	8.4	68	267,387	18.59	14.73	26.2%
Three months ended 6/30/16	209	893,212	14,079	15.76	19.52	3.86	8.9	90	393,531	18.16	14.56	24.7%
Three months ended 3/31/16	169	852,315	12,687	14.89	21.46	2.58	9.2	68	406,110	15.22	11.28	34.9%
TOTAL - TTM	697	3,385,418	$51,024	$15.07	$19.71	$3.35	9.0	286	1,520,329	$16.78	$12.78	31.3%

RENEWAL LEASES
Three months ended 12/31/16	248	1,184,500	$17,553	$14.82	$4.71	$0.03	5.5	242	1,075,526	$15.64	$13.94	12.2%
Three months ended 9/30/16	229	1,207,843	14,407	11.93	0.35	—	4.1	229	1,207,843	11.93	10.73	11.2%
Three months ended 6/30/16	258	1,173,727	18,329	15.62	0.51	0.13	5.8	258	1,173,727	15.62	13.89	12.5%
Three months ended 3/31/16	233	927,910	15,444	16.64	0.46	0.14	5.1	233	927,910	16.64	15.11	10.1%
TOTAL - TTM	968	4,493,980	$65,733	$14.63	$1.57	$0.07	5.1	962	4,385,006	$14.82	$13.29	11.5%

OPTION LEASES
Three months ended 12/31/16	77	984,147	$10,831	$11.01	$0.05	$—	5.1	77	984,147	$11.01	$10.41	5.8%
Three months ended 9/30/16	93	1,506,273	14,537	9.65	—	—	5.0	93	1,506,273	9.65	9.09	6.2%
Three months ended 6/30/16	87	1,522,349	14,870	9.77	—	—	5.0	87	1,522,349	9.77	9.18	6.4%
Three months ended 3/31/16	95	1,791,160	19,547	10.91	—	—	4.7	95	1,791,160	10.91	10.34	5.5%
TOTAL - TTM	352	5,803,929	$59,785	$10.30	$0.01	$—	4.9	352	5,803,929	$10.30	$9.72	6.0%

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 12/31/16						TTM Ended 12/31/16
		% of Leases	% of GLA	% of ABR	New ABR/SF	Rent Spread (2)		% of Leases	% of GLA	% of ABR	New ABR/SF	Rent Spread (2)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option		13%	64%	47%	$9.84	17.5%		14%	66%	48%	$9.37	10.8%
New & Renewal Only		10%	54%	41%	11.08	28.6%		9%	51%	36%	10.38	20.1%
New Leases		15%	61%	51%	11.86	47.3%		10%	50%	40%	12.05	44.0%
Renewal Leases		7%	50%	35%	10.44	17.3%		8%	51%	32%	9.14	9.6%
Option Leases		30%	83%	62%	8.20	4.2%		38%	87%	72%	8.58	4.8%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option		87%	36%	53%	$19.54	12.1%		86%	34%	52%	$19.80	13.4%
New & Renewal Only		90%	46%	59%	18.56	13.2%		91%	49%	64%	19.40	14.5%
New Leases		85%	39%	49%	17.38	29.1%		90%	50%	60%	18.13	21.9%
Renewal Leases		93%	50%	65%	19.18	9.7%		92%	49%	68%	20.38	12.5%
Option Leases		70%	17%	38%	24.99	8.4%		62%	13%	28%	21.88	9.2%

(1) Excludes landlord work.
(2) Comparable leases only.
Includes development properties. Excludes leases executed for less than one year.
ABR/SF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 30

NEW LEASE NET EFFECTIVE RENT

	Twelve Months Ended	Three Months Ended
	12/31/16	12/31/16	9/30/16	6/30/16	3/31/16
NEW LEASES
Weighted average over lease term:
Base rent	$16.01	$14.81	$16.62	$16.90	$15.63
Tenant improvements and allowances	(2.22)	(1.78)	(2.39)	(2.29)	(2.39)
Tenant specific landlord work	(0.26)	(0.34)	(0.25)	(0.25)	(0.20)
Third party leasing commissions	(0.37)	(0.37)	(0.39)	(0.40)	(0.30)
EQUIVALENT NET EFFECTIVE RENT	$13.16	$12.32	$13.59	$13.96	$12.74
Net effective rent / base rent	82%	83%	82%	83%	82%
Weighted average term (years)	9.0%	9.6%	8.4%	8.9%	9.2%

PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	38%	50%	31%	36%	38%
< 10,000 SF	62%	50%	69%	64%	62%

Includes development properties.
ABR/SF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 31

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR/SF	Number		% of	% of		ABR/SF	Number		% of	% of		ABR/SF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR/SF	Expiration	Leases	GLA	GLA	ABR	ABR/SF	Expiration	Leases	GLA	GLA	ABR	ABR/SF	Expiration
M-M	307	856,675	1.1%	1.3%	$14.32	$14.32	16	233,061	0.4%	0.5%	$10.83	$10.83	291	623,614	2.9%	2.3%	$15.63	$15.63
2017	1,463	7,738,485	9.7%	10.1%	12.55	12.56	148	4,505,029	7.8%	7.0%	8.24	8.24	1,315	3,233,456	14.9%	14.0%	18.55	18.59
2018	1,600	9,973,312	12.5%	13.2%	12.70	12.79	211	6,347,785	10.9%	10.8%	9.02	9.06	1,389	3,625,527	16.7%	16.2%	19.15	19.33
2019	1,477	10,884,436	13.6%	13.3%	11.75	11.90	220	7,442,210	12.8%	12.1%	8.61	8.63	1,257	3,442,226	15.8%	14.9%	18.54	18.98
2020	1,283	11,552,592	14.5%	13.4%	11.11	11.33	252	8,750,153	15.1%	13.6%	8.26	8.33	1,031	2,802,439	12.9%	13.1%	19.99	20.70
2021	1,172	10,401,714	13.0%	12.8%	11.80	12.11	225	7,694,354	13.2%	12.9%	8.89	8.96	947	2,707,360	12.4%	12.7%	20.09	21.08
2022	597	6,985,055	8.7%	8.2%	11.26	12.01	166	5,568,748	9.6%	9.4%	8.95	9.34	431	1,416,307	6.5%	6.7%	20.34	22.50
2023	301	3,443,046	4.3%	4.1%	11.48	12.37	96	2,673,837	4.6%	4.5%	9.00	9.58	205	769,209	3.5%	3.6%	20.09	22.09
2024	310	3,734,494	4.7%	4.6%	11.80	12.87	89	2,929,717	5.0%	5.1%	9.28	9.87	221	804,777	3.7%	3.9%	20.99	23.80
2025	275	3,175,408	4.0%	4.4%	13.39	14.48	86	2,478,985	4.3%	5.2%	11.05	11.62	189	696,423	3.2%	3.5%	21.71	24.66
2026	323	3,266,969	4.1%	4.9%	14.52	15.75	86	2,432,509	4.2%	5.2%	11.27	11.72	237	834,460	3.8%	4.7%	23.99	27.50
2027+	378	7,832,731	9.8%	9.7%	11.84	13.59	169	7,036,684	12.1%	13.8%	10.42	11.73	209.00	796,047	3.7%	4.5%	24.33	29.96

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR/SF	Number		% of	% of		ABR/SF	Number		% of	% of		ABR/SF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of		Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR/SF	Expiration	Leases	GLA	GLA	ABR	ABR/SF	Expiration	Leases	GLA	GLA	ABR	ABR/SF	Expiration
M-M	307	856,675	1.1%	1.3%	$14.32	$14.77	16	233,061	0.4%	0.5%	$10.83	$12.08	291	623,614	2.9%	2.3%	$15.63	$15.77
2017	1,080	3,536,828	4.4%	5.3%	14.43	14.46	55	1,183,212	2.0%	1.7%	7.85	7.85	1,025	2,353,616	10.8%	9.7%	17.74	17.78
2018	998	3,324,721	4.2%	5.3%	15.41	15.59	56	1,208,673	2.1%	2.0%	9.00	9.13	942	2,116,048	9.7%	9.4%	19.08	19.27
2019	853	3,113,996	3.9%	4.8%	14.66	15.06	47	1,170,053	2.0%	1.9%	8.57	8.69	806	1,943,943	8.9%	8.3%	18.33	18.90
2020	771	3,351,168	4.2%	4.9%	14.06	14.61	54	1,594,074	2.7%	2.4%	7.94	8.15	717	1,757,094	8.1%	8.0%	19.61	20.47
2021	750	2,612,277	3.3%	4.6%	16.82	17.78	40	854,055	1.5%	1.6%	9.92	10.18	710	1,758,222	8.1%	8.3%	20.17	21.48
2022	484	1,975,227	2.5%	3.4%	16.34	18.03	35	692,273	1.2%	1.3%	9.90	10.72	449	1,282,954	5.9%	5.9%	19.81	21.97
2023	433	2,137,121	2.7%	3.4%	15.08	16.50	48	970,891	1.7%	1.7%	9.25	10.27	385	1,166,230	5.4%	5.4%	19.94	21.68
2024	418	2,678,312	3.4%	3.4%	12.15	13.54	50	1,581,378	2.7%	2.2%	7.26	7.93	368	1,096,934	5.0%	4.9%	19.20	21.63
2025	353	2,402,875	3.0%	3.2%	12.62	14.16	62	1,567,346	2.7%	2.5%	8.50	9.39	291	835,529	3.8%	4.0%	20.35	23.11
2026	346	2,361,039	3.0%	3.4%	13.80	15.64	47	1,369,448	2.4%	2.2%	8.70	9.58	299	991,591	4.6%	4.8%	20.84	24.01
2027+	2,693	51,494,678	64.5%	57.2%	10.66	15.81	1,254	45,668,608	78.6%	80.0%	9.30	14.26	1,439	5,826,070	26.8%	29.0%	21.32	27.98

(1) ABR for leases whose future option rent is based on fair market value or CPI is reported as the ABR for the last year of the current lease term.
ABR/SF includes the GLA of lessee owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 12/31/16				78.6%	84.3%

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 32

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2015 Population	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	30	3,633,095	89.0%	91.3%	$64,351	$19.58	5.9%	4.2%	6.7%
2	Los Angeles-Long Beach-Anaheim, CA	9	1,684,984	98.2%	99.1%	29,517	19.40	1.8%	2.0%	3.1%
3	Chicago-Naperville-Elgin, IL-IN-WI	16	4,020,325	89.8%	90.8%	45,774	13.09	3.1%	4.7%	4.8%
4	Dallas-Fort Worth-Arlington, TX	16	3,088,140	92.1%	94.0%	43,705	15.22	3.1%	3.6%	4.6%
5	Houston-The Woodlands-Sugar Land, TX	36	4,532,259	88.3%	91.0%	46,700	11.80	7.0%	5.3%	4.9%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	97.8%	99.3%	4,949	11.05	0.6%	0.5%	0.5%
7	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	27	4,276,454	92.4%	95.6%	56,518	15.76	5.3%	5.0%	5.9%
8	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,486,760	86.4%	89.4%	17,876	14.03	1.8%	1.7%	1.9%
9	Atlanta-Sandy Springs-Roswell, GA	25	3,663,048	90.3%	93.4%	36,677	11.02	4.9%	4.3%	3.8%
10	Boston-Cambridge-Newton, MA-NH	6	710,309	86.2%	96.4%	8,263	12.40	1.2%	0.8%	0.9%
	Top 10 Largest US MSAs by Population	177	27,546,634	90.5%	93.1%	354,330	14.50	34.7%	32.1%	37.1%

11	San Francisco-Oakland-Hayward, CA	2	506,576	88.3%	96.7%	9,623	24.45	0.4%	0.6%	1.0%
12	Phoenix-Mesa-Scottsdale, AZ	1	119,525	69.2%	70.3%	1,098	13.07	0.2%	0.1%	0.1%
13	Riverside-San Bernardino-Ontario, CA	4	537,088	92.5%	97.5%	7,128	15.19	0.8%	0.6%	0.7%
14	Detroit-Warren-Dearborn, MI	9	1,600,883	90.7%	93.8%	17,275	12.39	1.8%	1.9%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,179,623	89.8%	91.4%	13,383	13.22	1.6%	1.4%	1.4%
17	San Diego-Carlsbad, CA	3	633,896	95.9%	97.7%	11,953	19.80	0.6%	0.7%	1.2%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,401,903	92.4%	93.7%	28,383	13.67	2.9%	2.8%	3.0%
19	Denver-Aurora-Lakewood, CO	5	1,192,781	91.8%	96.7%	14,800	12.89	1.0%	1.4%	1.5%
20	St. Louis, MO-IL	4	658,665	75.1%	86.6%	5,012	8.83	0.8%	0.8%	0.5%
	Top 20 Largest US MSAs by Population	228	36,377,574	90.4%	93.2%	462,985	14.38	44.8%	42.4%	48.3%

21	Baltimore-Columbia-Towson, MD	1	218,862	100.0%	100.0%	2,641	12.07	0.2%	0.3%	0.3%
22	Charlotte-Concord-Gastonia, NC-SC	6	1,708,512	90.2%	90.2%	14,382	10.24	1.1%	2.0%	1.5%
23	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
24	Orlando-Kissimmee-Sanford, FL	6	963,156	94.7%	95.1%	16,109	17.95	1.1%	1.1%	1.7%
25	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
26	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,914	10.66	0.2%	0.2%	0.2%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	95.3%	95.3%	1,833	18.56	0.2%	0.1%	0.2%
28	Cincinnati, OH-KY-IN	7	1,931,880	96.1%	97.6%	21,257	14.15	1.3%	2.2%	2.2%
29	Las Vegas-Henderson-Paradise, NV	3	613,061	94.3%	95.4%	8,346	16.17	0.6%	0.7%	0.9%
30	Kansas City, MO-KS	4	602,466	90.0%	92.0%	4,359	8.00	0.8%	0.7%	0.5%
31	Cleveland-Elyria, OH	6	1,223,440	93.5%	95.8%	13,057	11.17	1.1%	1.4%	1.4%
32	Columbus, OH	4	449,488	87.3%	88.9%	3,941	10.37	0.8%	0.5%	0.4%
33	Austin-Round Rock, TX	1	169,552	83.0%	100.0%	1,819	10.73	0.2%	0.2%	0.2%
34	Indianapolis-Carmel-Anderson, IN	4	881,418	80.8%	82.3%	6,450	8.93	0.8%	1.0%	0.7%
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,279,571	93.2%	94.3%	13,229	11.02	1.3%	1.5%	1.3%
37	Virginia Beach-Norfolk-Newport News, VA-NC	2	205,257	97.7%	97.7%	3,357	16.87	0.4%	0.2%	0.3%
38	Providence-Warwick, RI-MA	1	148,126	83.8%	83.8%	1,356	10.92	0.2%	0.2%	0.1%
39	Milwaukee-Waukesha-West Allis, WI	4	710,327	89.4%	90.7%	6,682	10.37	0.8%	0.8%	0.7%
40	Jacksonville, FL	5	827,508	82.3%	83.6%	8,173	12.30	1.0%	1.0%	0.9%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Memphis, TN-MS-AR	1	660,013	82.9%	90.0%	8,765	15.23	0.2%	0.8%	0.9%

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2015 Population	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
43	Louisville/Jefferson County, KY-IN	4	707,728	96.8%	97.1%	7,172	10.72	0.8%	0.8%	0.7%
44	Raleigh, NC	2	291,027	71.4%	88.9%	3,390	13.21	0.4%	0.3%	0.4%
45	Richmond, VA	2	215,897	70.4%	71.9%	2,492	16.06	0.4%	0.3%	0.3%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Hartford-West Hartford-East Hartford, CT	4	891,680	93.7%	94.6%	11,710	16.56	0.8%	1.0%	1.2%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	1	95,544	97.9%	97.9%	1,379	15.13	0.2%	0.1%	0.1%
	Top 50 Largest US MSAs by Population	305	51,474,861	90.5%	93.0%	626,798	13.84	59.7%	59.8%	65.4%

	MSAs Ranked 51 - 100 by Population	66	11,509,670	89.8%	91.3%	117,656	12.37	12.8%	13.4%	12.2%

	Other MSAs	141	23,022,263	91.4%	93.2%	215,529	11.28	27.5%	26.8%	22.4%

TOTAL		512	86,006,794	90.7%	92.8%	$959,983	$12.99	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 34

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	30	3,633,095	89.0%	91.3%	$64,351	$19.58	5.9%	4.2%	6.7%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7	27	4,276,454	92.4%	95.6%	56,518	15.76	5.3%	5.0%	5.9%
3	Houston-The Woodlands-Sugar Land, TX	5	36	4,532,259	88.3%	91.0%	46,700	11.80	7.0%	5.3%	4.9%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	4,020,325	89.8%	90.8%	45,774	13.09	3.1%	4.7%	4.8%
5	Dallas-Fort Worth-Arlington, TX	4	16	3,088,140	92.1%	94.0%	43,705	15.22	3.1%	3.6%	4.6%
6	Atlanta-Sandy Springs-Roswell, GA	9	25	3,663,048	90.3%	93.4%	36,677	11.02	4.9%	4.3%	3.8%
7	Los Angeles-Long Beach-Anaheim, CA	2	9	1,684,984	98.2%	99.1%	29,517	19.40	1.8%	2.0%	3.1%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,401,903	92.4%	93.7%	28,383	13.67	2.9%	2.8%	3.0%
9	Cincinnati, OH-KY-IN	28	7	1,931,880	96.1%	97.6%	21,257	14.15	1.4%	2.2%	2.2%
10	Miami-Fort Lauderdale-West Palm Beach, FL	8	9	1,486,760	86.4%	89.4%	17,876	14.03	1.8%	1.7%	1.9%
	10 Largest MSAs by ABR	—	190	30,718,848	91.0%	93.2%	390,758	14.52	37.2%	35.8%	40.9%

11	Detroit-Warren-Dearborn, MI	14	9	1,600,883	90.7%	93.8%	17,275	12.39	1.8%	1.9%	1.8%
12	Orlando-Kissimmee-Sanford, FL	24	6	963,156	94.7%	95.1%	16,109	17.95	1.2%	1.1%	1.7%
13	Denver-Aurora-Lakewood, CO	19	5	1,192,781	91.8%	96.7%	14,800	12.89	1.0%	1.4%	1.5%
14	Charlotte-Concord-Gastonia, NC-SC	22	6	1,708,512	90.2%	90.2%	14,382	10.24	1.2%	2.0%	1.5%
15	Allentown-Bethlehem-Easton, PA-NJ	69	5	1,298,479	93.5%	93.8%	13,454	13.28	1.0%	1.5%	1.4%
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,179,623	89.8%	91.4%	13,383	13.22	1.6%	1.4%	1.4%
17	Nashville-Davidson--Murfreesboro--Franklin, TN	36	7	1,279,571	93.2%	94.3%	13,229	11.02	1.4%	1.5%	1.4%
18	Cleveland-Elyria, OH	31	6	1,223,440	93.5%	95.8%	13,057	11.17	1.2%	1.4%	1.4%
19	San Diego-Carlsbad, CA	17	3	633,896	95.9%	97.7%	11,953	19.80	0.6%	0.7%	1.2%
20	Hartford-West Hartford-East Hartford, CT	47	4	891,680	93.7%	94.6%	11,710	16.56	0.8%	1.0%	1.2%
	20 Largest MSAs by ABR	—	249	42,690,869	91.4%	93.4%	530,110	14.15	49.0%	49.7%	55.4%

21	Naples-Immokalee-Marco Island, FL	148	4	772,955	93.2%	94.6%	11,024	15.27	0.8%	0.9%	1.1%
22	Oxnard-Thousand Oaks-Ventura, CA	66	3	677,512	98.1%	98.9%	10,986	16.74	0.6%	0.8%	1.1%
23	Binghamton, NY	189	4	751,207	99.1%	99.4%	10,080	13.50	0.8%	0.9%	1.1%
24	San Francisco-Oakland-Hayward, CA	11	2	506,576	88.3%	96.7%	9,623	24.45	0.4%	0.6%	1.0%
25	Memphis, TN-MS-AR	42	1	660,013	82.9%	90.0%	8,765	15.23	0.2%	0.8%	0.9%
26	Vallejo-Fairfield, CA	121	1	525,067	87.6%	94.6%	8,704	17.75	0.2%	0.6%	0.9%
27	Las Vegas-Henderson-Paradise, NV	29	3	613,061	94.3%	95.4%	8,346	16.17	0.6%	0.7%	0.9%
28	Boston-Cambridge-Newton, MA-NH	10	6	710,309	86.2%	96.4%	8,263	12.40	1.2%	0.8%	0.9%
29	Jacksonville, FL	40	5	827,508	82.3%	83.6%	8,173	12.30	1.0%	1.0%	0.9%
30	Fresno, CA	56	2	436,334	98.1%	99.0%	7,691	17.81	0.4%	0.5%	0.8%
31	Port St. Lucie, FL	113	5	632,008	77.8%	80.4%	7,249	14.27	1.0%	0.7%	0.8%
32	New Haven-Milford, CT	65	6	571,463	91.3%	91.7%	7,208	13.76	1.2%	0.7%	0.8%
33	Louisville/Jefferson County, KY-IN	43	4	707,728	96.8%	97.1%	7,172	10.72	0.8%	0.8%	0.7%
34	Riverside-San Bernardino-Ontario, CA	13	4	537,088	92.5%	97.5%	7,128	15.19	0.8%	0.6%	0.7%
35	Norwich-New London, CT	175	2	433,532	98.4%	98.4%	7,049	16.53	0.4%	0.5%	0.7%
36	Milwaukee-Waukesha-West Allis, WI	39	4	710,327	89.4%	90.7%	6,682	10.37	0.8%	0.8%	0.7%
37	Indianapolis-Carmel-Anderson, IN	34	4	881,418	80.8%	82.3%	6,450	8.93	0.8%	1.0%	0.7%
38	Worcester, MA-CT	58	4	589,104	83.1%	84.3%	5,811	13.52	0.8%	0.7%	0.6%
39	Springfield, MA	88	3	450,701	97.4%	97.4%	5,419	14.56	0.6%	0.5%	0.6%
40	Wilmington, NC	171	2	379,107	90.2%	98.1%	5,409	14.69	0.4%	0.4%	0.6%

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 35

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
41	College Station-Bryan, TX	187	4	491,463	95.0%	95.8%	5,324	13.57	0.8%	0.6%	0.6%
42	Scranton--Wilkes-Barre--Hazleton, PA	97	2	620,309	97.7%	97.7%	5,280	19.58	0.4%	0.7%	0.6%
43	North Port-Sarasota-Bradenton, FL	73	4	556,862	92.2%	95.1%	5,266	10.02	0.8%	0.6%	0.5%
44	Dayton, OH	72	3	534,385	96.8%	97.5%	5,248	12.35	0.6%	0.6%	0.5%
45	Ann Arbor, MI	147	3	657,713	85.7%	92.5%	5,115	11.22	0.6%	0.8%	0.5%
46	Corpus Christi, TX	114	4	564,845	90.5%	91.3%	5,114	11.92	0.8%	0.7%	0.5%
47	St. Louis, MO-IL	20	4	658,665	75.1%	86.6%	5,012	8.83	0.8%	0.8%	0.5%
48	Winston-Salem, NC	83	3	438,898	91.7%	92.2%	5,008	12.78	0.6%	0.5%	0.5%
49	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	97.8%	99.3%	4,949	11.05	0.6%	0.5%	0.5%
50	Greensboro-High Point, NC	74	1	406,768	98.1%	98.1%	4,931	14.50	0.2%	0.5%	0.5%
	50 Largest MSAs by ABR	—	349	60,445,055	91.1%	93.4%	738,589	14.02	69.0%	70.3%	77.1%

51	Kansas City, MO-KS	30	4	602,466	90.0%	92.0%	4,359	8.00	0.7%	0.7%	0.5%
52	Roanoke, VA	159	4	522,010	91.9%	92.5%	3,981	9.39	0.8%	0.6%	0.4%
53	Columbus, OH	32	4	449,488	87.3%	88.9%	3,941	10.37	0.7%	0.5%	0.4%
54	Pittsfield, MA	320	1	442,354	96.9%	97.7%	3,911	20.75	0.1%	0.5%	0.4%
55	Boulder, CO	156	1	279,189	81.8%	82.4%	3,867	16.82	0.2%	0.3%	0.4%
56	Manchester-Nashua, NH	132	2	348,189	81.0%	81.0%	3,706	24.35	0.4%	0.4%	0.4%
57	Mobile, AL	127	1	606,731	88.5%	88.5%	3,685	10.21	0.2%	0.7%	0.4%
58	Charleston-North Charleston, SC	75	3	556,809	73.9%	77.1%	3,592	8.57	0.5%	0.6%	0.4%
59	Panama City, FL	221	2	397,512	90.8%	98.8%	3,574	9.10	0.4%	0.5%	0.4%
60	Jackson, MS	94	2	333,275	96.3%	96.3%	3,538	11.22	0.4%	0.4%	0.4%
61	Toledo, OH	91	2	606,407	75.1%	83.7%	3,514	8.76	0.4%	0.7%	0.4%
62	Spartanburg, SC	153	1	360,277	84.6%	88.4%	3,503	11.57	0.2%	0.4%	0.4%
63	Greenville-Anderson-Mauldin, SC	63	2	220,723	99.4%	99.4%	3,477	15.84	0.4%	0.3%	0.4%
64	Raleigh, NC	44	2	291,027	71.4%	88.9%	3,390	13.21	0.4%	0.3%	0.4%
65	Virginia Beach-Norfolk-Newport News, VA-NC	37	2	205,257	97.7%	97.7%	3,357	16.87	0.4%	0.2%	0.3%
66	Saginaw, MI	226	2	432,508	86.3%	94.2%	3,308	11.55	0.4%	0.5%	0.3%
67	Atlantic City-Hammonton, NJ	173	1	179,199	97.2%	99.1%	3,307	18.62	0.2%	0.2%	0.3%
68	Bakersfield, CA	61	1	240,328	95.7%	95.7%	3,191	14.13	0.2%	0.3%	0.3%
69	Hilton Head Island-Bluffton-Beaufort, SC	212	2	230,352	94.0%	95.0%	3,051	13.94	0.4%	0.3%	0.3%
70	Greenville, NC	237	1	233,153	96.2%	96.2%	2,990	13.33	0.2%	0.3%	0.3%
71	Des Moines-West Des Moines, IA	90	2	513,385	90.0%	94.9%	2,977	6.17	0.4%	0.6%	0.3%
72	Traverse City, MI	284	1	411,758	99.1%	100.0%	2,922	27.08	0.2%	0.5%	0.3%
73	Elkhart-Goshen, IN	218	2	445,534	96.4%	96.4%	2,900	10.98	0.3%	0.5%	0.3%
74	Lexington-Fayette, KY	107	2	414,960	97.4%	98.1%	2,862	7.03	0.4%	0.5%	0.3%
75	Lafayette, LA	108	3	433,211	95.3%	96.3%	2,853	6.84	0.6%	0.5%	0.3%
76	Odessa, TX	261	1	365,559	100.0%	100.0%	2,827	12.37	0.2%	0.4%	0.3%
77	Savannah, GA	138	2	224,201	77.6%	93.1%	2,768	13.44	0.4%	0.3%	0.3%
78	Tullahoma-Manchester, TN	377	3	433,744	94.8%	94.8%	2,731	6.64	0.5%	0.5%	0.3%
79	Blacksburg-Christiansburg-Radford, VA	231	1	180,220	100.0%	100.0%	2,657	14.99	0.1%	0.2%	0.3%
80	Baltimore-Columbia-Towson, MD	21	1	218,862	100.0%	100.0%	2,641	12.07	0.2%	0.3%	0.3%
81	Lancaster, PA	103	3	236,006	98.3%	98.3%	2,527	10.89	0.6%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 36

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
82	Richmond, VA	45	2	215,897	70.4%	71.9%	2,492	16.06	0.3%	0.3%	0.3%
83	Merced, CA	178	1	147,557	98.8%	100.0%	2,418	16.39	0.2%	0.2%	0.3%
84	Bridgeport-Stamford-Norwalk, CT	57	1	161,075	86.3%	86.6%	2,411	17.28	0.1%	0.2%	0.3%
85	Chattanooga, TN-GA	101	2	339,426	94.9%	95.2%	2,402	8.07	0.4%	0.4%	0.3%
86	Fort Wayne, IN	125	2	253,951	78.7%	81.8%	2,389	13.41	0.3%	0.3%	0.2%
87	Dover, DE	240	1	191,974	100.0%	100.0%	2,348	12.23	0.2%	0.2%	0.2%
88	Corning, NY	389	1	253,335	100.0%	100.0%	2,101	8.29	0.2%	0.3%	0.2%
89	Duluth, MN-WI	168	1	182,969	98.6%	98.6%	2,083	11.55	0.2%	0.2%	0.2%
90	Concord, NH	287	1	182,887	100.0%	100.0%	2,000	11.19	0.2%	0.2%	0.2%
91	Hickory-Lenoir-Morganton, NC	145	2	295,970	78.3%	81.3%	1,988	8.26	0.4%	0.3%	0.2%
92	Rutland, VT	528	1	224,514	98.6%	98.6%	1,970	8.90	0.2%	0.3%	0.2%
93	Portland-South Portland, ME	104	1	287,513	99.3%	99.3%	1,964	16.76	0.2%	0.3%	0.2%
94	Altoona, PA	326	1	278,586	79.7%	79.7%	1,957	8.81	0.2%	0.3%	0.2%
95	Santa Maria-Santa Barbara, CA	117	1	179,549	100.0%	100.0%	1,952	11.72	0.2%	0.2%	0.2%
96	Pittsburgh, PA	26	1	199,079	100.0%	100.0%	1,914	10.66	0.1%	0.2%	0.2%
97	Springfield, IL	211	2	178,494	88.5%	93.0%	1,907	11.49	0.4%	0.2%	0.2%
98	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	95.3%	95.3%	1,833	18.56	0.2%	0.1%	0.2%
99	York-Hanover, PA	120	1	153,088	93.3%	93.3%	1,822	13.02	0.2%	0.2%	0.2%
100	Austin-Round Rock, TX	33	1	169,552	83.0%	100.0%	1,819	10.73	0.1%	0.2%	0.2%
	100 Largest MSAs by ABR	—	434	75,858,860	90.9%	93.2%	880,266	13.50	84.8%	88.2%	92.1%

	Other MSAs	—	78	10,147,934	88.5%	89.8%	79,717	9.18	15.2%	11.8%	7.9%

TOTAL		—	512	86,006,794	90.7%	92.8%	$959,983	$12.99	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 37

PROPERTIES BY STATE
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
1	Texas	65	9,484,409	90.1%	92.6%	$107,540	$13.02	12.7%	11.0%	11.2%
2	Florida	56	8,787,102	89.5%	91.5%	104,873	13.53	10.9%	10.2%	10.9%
3	California	30	5,963,224	95.6%	98.0%	97,122	17.95	5.9%	6.9%	10.1%
4	Pennsylvania	35	5,928,279	92.8%	94.5%	67,166	14.31	6.8%	6.9%	7.0%
5	New York	33	4,340,537	89.3%	91.3%	65,401	16.91	6.4%	5.0%	6.8%
6	Illinois	24	4,856,592	88.5%	91.3%	52,362	12.25	4.7%	5.7%	5.5%
7	Georgia	37	5,262,166	88.2%	91.0%	47,438	10.11	7.2%	6.1%	4.9%
8	New Jersey	18	3,088,237	90.5%	92.0%	41,951	15.70	3.5%	3.6%	4.4%
9	Ohio	23	4,305,805	91.0%	93.7%	41,912	11.76	4.5%	5.0%	4.4%
10	North Carolina	21	4,326,381	89.3%	91.5%	41,419	11.19	4.1%	5.0%	4.4%
11	Michigan	19	3,660,577	89.8%	93.5%	33,912	12.43	3.7%	4.3%	3.5%
12	Connecticut	15	2,260,206	93.1%	93.6%	30,164	15.24	2.9%	2.7%	3.1%
13	Tennessee	15	3,063,908	91.1%	93.9%	29,853	10.91	2.9%	3.6%	3.1%
14	Kentucky	12	2,600,414	98.2%	98.4%	22,809	9.49	2.3%	3.1%	2.4%
15	Massachusetts	11	1,873,814	92.8%	93.6%	20,983	15.24	2.1%	2.2%	2.2%
16	Colorado	6	1,471,970	89.9%	94.0%	18,667	13.55	1.2%	1.7%	1.9%
17	Minnesota	10	1,471,078	89.2%	90.5%	15,875	12.69	2.0%	1.7%	1.7%
18	Indiana	12	1,977,752	84.8%	88.2%	15,796	10.21	2.3%	2.3%	1.7%
19	Virginia	11	1,446,508	87.5%	88.4%	14,624	12.03	2.1%	1.7%	1.5%
20	South Carolina	8	1,368,161	84.2%	86.7%	13,623	11.74	1.6%	1.6%	1.4%
21	Maryland	5	776,427	99.7%	99.7%	10,047	13.03	1.0%	0.9%	1.0%
22	Nevada	3	613,061	94.3%	95.4%	8,346	16.17	0.6%	0.7%	0.9%
23	New Hampshire	5	772,770	80.1%	88.9%	7,518	14.05	1.0%	0.9%	0.8%
24	Wisconsin	5	760,882	89.1%	90.3%	7,193	10.47	1.0%	0.9%	0.8%
25	Alabama	4	984,573	92.0%	92.3%	7,120	9.73	0.8%	1.1%	0.7%
26	Missouri	6	862,861	87.3%	88.4%	6,194	8.26	1.2%	1.0%	0.6%
27	Iowa	4	723,408	90.0%	93.8%	4,356	6.52	0.8%	0.8%	0.5%
28	Louisiana	4	612,250	96.0%	96.8%	3,946	6.66	0.8%	0.7%	0.4%
29	Mississippi	2	333,275	96.3%	96.3%	3,538	11.22	0.4%	0.4%	0.4%
30	Kansas	2	367,779	90.4%	92.7%	2,996	11.35	0.4%	0.4%	0.3%
31	Arizona	2	288,110	76.9%	78.8%	2,792	12.30	0.4%	0.3%	0.3%
32	Delaware	1	191,974	100.0%	100.0%	2,348	12.23	0.2%	0.2%	0.2%
33	West Virginia	2	251,500	98.8%	98.8%	2,051	8.25	0.4%	0.3%	0.2%
34	Vermont	1	224,514	98.6%	98.6%	1,970	8.90	0.2%	0.3%	0.2%
35	Maine	1	287,513	99.3%	99.3%	1,964	16.76	0.2%	0.3%	0.2%
36	Oklahoma	1	186,851	100.0%	100.0%	1,792	9.59	0.2%	0.2%	0.2%
37	Rhode Island	1	148,126	83.8%	83.8%	1,356	10.92	0.2%	0.2%	0.1%
38	New Mexico	2	83,800	100.0%	100.0%	966	11.53	0.4%	0.1%	0.1%

TOTAL		512	86,006,794	90.7%	92.8%	$959,983	$12.99	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 38

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	96.2%	$949	$13.02	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	606,731	88.5%	3,685	10.21	Sam's Club*	Big Lots, Burlington Stores, Marshalls, Michaels, Staples
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	100.0%	1,612	6.95	Walmart Supercenter	Burke's Outlet
4	Shops of Tuscaloosa	Tuscaloosa	AL	Tuscaloosa, AL	2005	70,242	94.4%	874	13.17	Publix	—
5	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	70.3%	1,098	13.07	—	LA Fitness, Sears Outlet
6	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	84.8%	1,694	11.85	Sam's Club*	CareMore, JC Penney Home Store, Stein Mart
7	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	147,557	100.0%	2,418	16.39	SuperTarget*, Walmart Supercenter*	Marshalls, Petco
8	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,328	95.7%	3,191	14.13	Lassens Natural Foods & Vitamins	Burlington Stores, Ross Dress for Less
9	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	94.4%	2,067	17.92	Trader Joe's*	24 Hour Fitness, CVS, Michaels
10	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,621	93.7%	1,127	17.79	Stater Bros.	—
11	Clovis Commons	Clovis	CA	Fresno, CA	2004	174,990	100.0%	3,991	22.81	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
12	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	98.0%	1,291	8.92	—	Big Lots, Kmart
13	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	103,695	95.3%	1,833	18.56	Trader Joe's	Forever 21, World Market
14	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	100.0%	1,410	14.30	Vons (Albertsons)	Chuze Fitness
15	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	126,502	95.0%	2,648	22.04	Major Market, Trader Joe's	Rite Aid
16	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	98.3%	3,700	14.41	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres
17	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	1,952	11.72	Vons (Albertsons)	Harbor Freight Tools, Marshalls, Michaels, Staples
18	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,182	13.55	Grocery Outlet	Fallas Paredes, Sears Outlet
19	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	283,631	98.0%	4,849	17.79	Albertsons	99¢ Only, Best Buy, CVS, Ross Dress for Less
20	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.6%	1,991	16.75	Barons Market	Crunch Fitness, Dollar Tree
21	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2002	356,864	100.0%	6,937	19.61	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, LA Fitness, Nordstrom Rack, T.J.Maxx	The Home Depot
22	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,100	10.36	Food 4 Less (Kroger)	Ross Dress for Less, Target
23	Paradise Plaza	Paradise	CA	Chico, CA	1997	198,323	97.5%	944	7.91	Save Mart	Kmart
24	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	98.9%	2,639	32.96	—	Kohl's, Orchard Supply Hardware, Party City	Walmart
25	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2017	329,003	95.5%	6,984	22.28	99 Ranch Market, Trader Joe's	Golfsmith, Macy's Home Store, Total Wine & More
26	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	97.9%	5,524	21.81	—	Marshalls, Michaels
27	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,079	7.54	—	Big Lots, Target
28	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	100.0%	4,704	27.68	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS
29	Mira Mesa Mall	San Diego	CA	San Diego-Carlsbad, CA	2003	408,800	98.0%	7,895	20.51	Vons (Albertsons)	Bed Bath & Beyond, Marshalls, Mira Mesa Lanes
30	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	100.0%	3,633	22.05	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
31	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	2,890	26.47	Trader Joe's	Big Lots, Petco, Rite Aid
32	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,538	23.79	El Super, Walmart Supercenter	LA Fitness, Marshalls	Target
33	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	1,982	10.58	Vons (Albertsons)	Big Lots, Heritage Hardware
34	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	96.3%	2,931	20.36	Stater Bros.	Rite Aid, Stein Mart
35	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	56,700	97.8%	988	17.82	Ralphs (Kroger)	—
36	Gateway Plaza - Vallejo	Vallejo	CA	Vallejo-Fairfield, CA	2017	525,067	94.6%	8,704	17.75	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Marshalls, Michaels, Office Max, Party City, Petco, Ross Dress for Less, Toys"R"Us, ULTA	Target
37	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	731	7.68	King Soopers (Kroger)	Arc
38	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	466,356	97.2%	6,204	13.68	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, buybuy BABY, Gordmans, Kohl's, Stein Mart
39	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	98.1%	1,520	9.00	King Soopers (Kroger)	Cinema Latino, Gen-X
40	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	122,139	90.7%	1,595	14.40	—	Chuze Fitness
41	Superior Marketplace	Superior	CO	Boulder, CO	1997	279,189	82.4%	3,867	16.82	Whole Foods Market, Costco*, SuperTarget*	Party City, T.J.Maxx, Ulta
42	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	1996	330,559	96.6%	4,750	14.87	—	Babies"R"Us, Barnes & Noble, Gordmans, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta
43	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	295,647	95.9%	2,419	16.48	Costco	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores, P.C. Richard & Son	The Home Depot
44	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,364	91.4%	2,388	24.57	Whole Foods Market	Petco
45	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	99.6%	2,658	13.57	Super Stop & Shop (Ahold)	Kohl's	Walmart
46	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	1,021	14.11	PriceRite (Wakefern)	—
47	Killingly Plaza	Killingly	CT	Worcester, MA-CT	1990	76,960	98.7%	609	8.02	—	Kohl's
48	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	339,775	93.0%	4,444	14.07	Sam's Club*, Walmart Supercenter*	A.C. Moore, Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, Big Bob's Flooring Outlet, DSW, Edge Fitness, Hobby Lobby, Men's Wearhouse, Plaza Aztec	Walmart

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 39

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

49	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	592	10.90	—	Dollar Tree, Savers
50	Milford Center	Milford	CT	New Haven-Milford, CT	1966	25,056	—%	—	—	—	—
51	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	98.2%	2,459	16.71	Price Chopper	Dick's Sporting Goods
52	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	90.5%	1,673	17.80	—	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart
53	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	95.1%	1,646	13.03	—	A.C. Moore, Christmas Tree Shops
54	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	86.6%	2,411	17.28	—	LA Fitness, Marshalls
55	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	84.3%	1,177	11.12	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
56	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	96.6%	2,276	12.86	Super Stop & Shop (Ahold)	Dollar Tree, Pretty Woman	Target
57	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	97.4%	4,391	19.05	—	Babies"R"Us, Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy
58	North Dover Center	Dover	DE	Dover, DE	1989	191,974	100.0%	2,348	12.23	Acme (Albertsons)	Party City, Staples, T.J.Maxx, Toys"R"Us
59	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	1987	156,361	94.1%	1,617	11.00	Publix	Sears Outlet
60	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	98.3%	3,667	16.72	—	Bed Bath & Beyond, hhgregg, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta
61	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	98.6%	979	13.17	Publix	—	Target
62	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	98.7%	6,438	22.83	Costco*, SuperTarget*	hhgregg, Michaels, PetSmart, Ross Dress for Less	Lowe's
63	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	265,671	86.8%	3,156	13.69	Publix	Bealls Outlet, Big Lots, Off the Wall Trampoline, Planet Fitness, Rainbow
64	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	83,104	88.9%	1,475	19.97	—	Broward County Library
65	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	98.7%	1,337	7.27	Publix	—
66	Eustis Village	Eustis	FL	Orlando-Kissimmee-Sanford, FL	2002	156,927	96.9%	1,742	11.46	Publix	Bealls Outlet
67	First Street Village	Fort Meyers	FL	Cape Coral-Fort Myers, FL	2006	54,926	98.3%	808	14.96	Publix	—
68	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	1,749	11.16	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx
69	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	87,240	88.4%	738	9.57	Winn-Dixie (Southeastern Grocers)	Family Dollar
70	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,065	70.7%	1,728	8.06	—	American Signature Furniture, Bealls Outlet, Books-A-Million, Hard Knocks, Ollie's Bargain Outlet
71	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	1,887	17.29	—	Best Buy, David's Bridal, Restoration Hardware
72	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	1989	98,191	98.6%	1,280	13.22	—	—
73	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	97.6%	2,234	17.15	Walmart Neighborhood Market	Walgreens
74	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	95.6%	1,893	11.18	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx
75	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2001	109,931	83.1%	1,898	20.78	Publix	—
76	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	339,478	73.1%	3,685	18.57	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less
77	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	98.8%	2,547	10.54	Fresco y Más (Southeastern Grocers)	Ross Dress for Less
78	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	1,947	9.19	Publix	—
79	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,561	17.95	Publix	Marshalls, Office Depot, PGA TOUR Superstore
80	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2017	249,390	90.6%	3,618	16.41	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth
81	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	96.8%	966	12.30	Publix	Zone Fitness Club
82	Southgate Center	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1966	246,980	97.5%	2,477	10.74	Publix	Bealls Outlet, Big Lots, Lumber Liquidators, Old Time Pottery, Pet Supermarket, YouFit Health Club
83	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	95.4%	905	10.73	Sedano's	Family Dollar
84	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	64.3%	448	25.03	—	Miller's Orange Park Ale House
85	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	99.4%	2,387	17.03	—	Burlington Stores, LA Fitness	Target
86	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	98.7%	983	13.05	Publix	—
87	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	93.4%	1,065	15.57	—	Office Depot
88	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1997	417,444	91.8%	8,652	23.71	—	Main Event, Regal Cinemas
89	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	732	11.86	Publix	—
90	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	158,142	86.6%	2,501	18.27	—	Coastal Care, Goodwill, Walgreens
91	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	95.2%	1,177	12.51	Publix	—
92	Panama City Square	Panama City	FL	Panama City, FL	1989	298,685	100.0%	2,397	8.03	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx
93	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	89.5%	1,166	9.13	—	Bealls Outlet, Big Lots, Petland, Sears Home Appliance Showroom	Hobby Lobby
94	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	82.0%	1,852	13.87	Publix	Fortis Institute, Walgreens
95	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,243	90.4%	1,055	12.25	Winn-Dixie (Southeastern Grocers)	Dollar Tree
96	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	57,015	95.4%	558	10.26	Winn-Dixie (Southeastern Grocers)	—

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 40

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

97	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	90.7%	659	18.45	SuperTarget*	The Zoo Health Club
98	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1987	141,532	93.4%	1,700	12.87	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens
99	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,039	12.07	Publix	Big Lots, Crunch Fitness, HomeGoods
100	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,845	69.6%	1,180	12.95	Publix	—
101	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1964	156,579	95.4%	1,194	7.99	—	Bealls Outlet, Burlington Stores, T.J.Maxx
102	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	261,061	94.2%	3,372	13.71	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco
103	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	134,324	82.7%	1,637	14.74	Publix	CVS, Dollar Tree
104	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,560	98.3%	1,570	16.71	Publix	Bealls Outlet, Pet Supermarket
105	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	95.9%	1,256	8.75	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots
106	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	79.1%	717	8.18	—	Dollar Tree
107	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	209,337	78.9%	1,520	9.20	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s
108	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	59.3%	1,109	12.37	Publix	Family Dollar
109	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	100.0%	1,322	12.01	Patel Brothers	Dollar Tree, LA Fitness	Walmart
110	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,258	91.8%	1,378	16.28	Publix	Rarehues
111	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	90,625	95.9%	1,252	14.41	—	Deal$, Ross Dress for Less, Lumber Liquidators
112	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.6%	2,136	15.01	Publix	Petco, T.J.Maxx, Ulta
113	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.3%	915	7.04	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx
114	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	85.9%	612	6.49	Publix	Bealls Outlet
115	Governors Towne Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	96.8%	1,148	17.27	Publix	—
116	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	542	6.32	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet
117	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	332,364	98.6%	5,069	19.30	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, Sports Authority, T.J.Maxx, Ulta	Toys"R"Us
118	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	84.0%	810	5.83	—	Belk, Roses
119	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	442,201	88.6%	4,455	11.54	City Farmers Market	dd's Discounts (Ross), Goodwill
120	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	68.3%	1,073	7.56	—	Burlington Stores, Dollar Tree
121	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	97.8%	514	7.94	Food Depot	Family Dollar
122	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	92.0%	1,028	14.13	Publix	—
123	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	76.5%	547	8.59	Kroger	—
124	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	97.4%	2,025	12.13	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, Mattress Firm, PetSmart, Value Village	The Home Depot
125	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	87.3%	755	6.76	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres
126	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	94.3%	1,092	6.62	Ingles	Kmart
127	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	90.6%	703	11.53	Publix	—
128	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	88.9%	1,143	13.56	Kroger	—
129	Northside	Dalton	GA	Dalton, GA	2001	73,931	92.8%	558	8.14	Food City	Family Dollar
130	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	90.8%	779	11.03	Publix	—
131	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,494	93.9%	700	16.04	Kroger*	—
132	Dublin Village	Dublin	GA	Dublin, GA	2005	94,920	94.5%	657	7.32	Kroger	—
133	Westgate	Dublin	GA	Dublin, GA	2004	110,738	96.0%	677	6.60	Harveys (Southeastern Grocers)	Bealls Outlet, Big Lots	The Home Depot
134	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,564	10.08	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill
135	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	87.1%	1,128	8.46	Food Depot	Cinemark, Staples
136	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,385	10.90	ALDI	Best Buy, Michaels, OfficeMax, PetSmart, The Furniture Mall
137	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	96.5%	1,272	13.58	Publix	—
138	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	85.4%	1,194	13.21	Publix	—
139	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	239,013	91.6%	1,109	5.06	—	Dollar Tree, Kmart, Ollie's Bargain Outlet, Planet Fitness
140	North Park	Macon	GA	Macon, GA	1988	216,795	98.8%	1,371	6.40	Kroger	Kmart
141	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	97.8%	528	9.82	—	Marshalls
142	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	82.8%	931	9.94	Kroger	—
143	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	86.0%	1,637	12.34	Kroger	J. Christopher's
144	Perry Marketplace	Perry	GA	Warner Robins, GA	2004	179,973	78.4%	1,003	7.11	Kroger	Ace Hardware, Bealls Outlet, Goody's
145	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	88.5%	510	8.26	Food Depot	—
146	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	82.2%	268	19.41	Walmart Supercenter*	—
147	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	105,420	94.0%	968	9.77	—	PGA TOUR Superstore
148	Victory Square	Savannah	GA	Savannah, GA	2007	122,739	95.4%	1,737	15.19	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 41

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

149	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	94.4%	2,715	15.28	Kroger	—
150	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	98.6%	1,812	5.30	Walmart Supercenter	Hobby Lobby, NCG Cinemas
151	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	90.3%	1,031	11.25	Kroger	—
152	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	89.0%	631	6.24	Hy-Vee	—
153	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,680	98.0%	1,411	6.04	—	Burlington Stores, Harbor Freight Tools, Hobby Lobby
154	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	92.2%	1,566	6.30	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot
155	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,310	93.4%	748	8.80	Hy-Vee	—	Target
156	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	193,703	94.5%	3,020	16.49	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, hhgregg, Petco, Ulta
157	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	90.5%	2,011	14.66	—	Savers, XSport Fitness	Kohl's
158	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	95.2%	323	5.84	Kroger	—
159	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	100.0%	417	6.54	—	Big Lots, Dollar General
160	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,331	90.8%	1,876	10.42	Shop & Save Market	Hobby Lobby, Walgreens
161	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	85.4%	3,869	15.16	—	Marshalls, Office Depot, The Home Depot, XSport Fitness
162	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	547,531	94.9%	6,268	13.11	Ultra Foods	AMC, Best Buy, Five Below, Party City, PetSmart, Ross Dress for Less, T.J.Maxx
163	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	86.3%	2,363	10.02	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
164	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,794	98.6%	2,107	16.21	—	Walgreens
165	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	1975	242,752	91.9%	1,944	8.71	Ruler Foods (Kroger)	Big Lots, Plato's Closet, Sky Zone, T.J.Maxx
166	Frankfort Crossing Shopping Center	Frankfort	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	114,534	96.3%	1,429	12.95	Jewel-Osco (Albertsons)	Ace Hardware
167	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	503	6.49	Cub Foods (Supervalu)	—
168	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1989	326,422	93.0%	2,679	9.13	Tony's Finer Foods	Big Lots, LA Fitness, Sears Outlet	Value City
169	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	98.6%	2,843	16.80	The Fresh Market	Best Buy, DSW, PetSmart, Stein Mart
170	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,755	98.8%	1,586	15.04	Sunset Foods	—
171	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	240,096	81.9%	1,769	9.00	Ultra Foods	Jo-Ann Fabric & Craft Stores, Office Depot
172	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,470	84.9%	1,535	16.19	Jewel-Osco	—
173	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	680,553	93.7%	8,220	12.89	—	Art Van Furniture, Big Lots, buybuy BABY, Gordmans, hhgregg, Marshalls, Old Navy, Party City, Star Cinema Grill, Turk Furniture, Ulta
174	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	92.5%	760	9.62	Kroger	—
175	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,849	96.3%	1,997	17.67	—	LA Fitness, Regal Cinemas
176	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	97.6%	734	6.58	Hy-Vee	Eye Surgeons Associates
177	Parkway Pointe	Springfield	IL	Springfield, IL	1994	38,737	85.9%	583	17.51	ALDI*	dressbarn, Family Christian Stores, Shoe Carnival	Target, Walmart
178	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,757	94.9%	1,324	9.98	Schnucks	U.S. Post Office
179	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	71.7%	2,202	12.38	Walt's Fine Foods	Planet Fitness, Tile Shop
180	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	81.4%	902	8.47	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet
181	Columbus Center	Columbus	IN	Columbus, IN	1964	143,050	100.0%	1,686	11.79	—	Big Lots, OfficeMax, T.J.Maxx, ULTA	Target
182	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	91.2%	574	30.94	Martin's Super Market	CVS
183	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	91.2%	1,850	17.25	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
184	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	363,883	97.6%	2,326	9.47	Sam's Club	Walmart
185	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	84.1%	764	8.48	Kroger	—
186	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1968	71,602	100.0%	657	9.18	Save-A-Lot	Citi Trends
187	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	83.0%	336	13.51	Walmart Supercenter*	Aaron's
188	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	91,798	90.4%	731	8.81	Martin's Super Market	—
189	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,788	68.3%	539	7.60	Kroger	—
190	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	1960	571,967	79.9%	4,127	9.09	Kroger	Kohl's, Oak Street Health Center, Petco, Sears Outlet, T.J.Maxx
191	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2017	132,027	100.0%	1,304	9.88	Pay Less (Kroger)	—
192	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	155,518	89.5%	1,233	8.86	Hy-Vee	—
193	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	212,261	95.1%	1,763	14.13	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls
194	Green River Plaza	Campbellsville	KY	Campbellsville, KY	1989	198,315	99.0%	1,419	7.23	Kroger	Burke's Outlet, Goody’s, JC Penney, Jo-Ann Fabric & Craft Stores, Tractor Supply Co.
195	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	881	6.75	—	—
196	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2014	686,286	98.7%	7,258	13.45	Kroger	Barnes & Noble, Burlington Stores, Harbor Freight Tools, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx
197	Highland Commons	Glasgow	KY	Glasgow, KY	1992	130,466	100.0%	780	5.98	Food Lion (Delhaize)	Kmart
198	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	94.8%	1,775	9.47	—	King Pin Lanes, Louisville Athletic Club, Savers

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 42

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

199	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	99.3%	1,565	7.26	—	Gabriel Brothers, Walmart
200	London Marketplace	London	KY	London, KY	1994	169,032	99.1%	1,118	6.68	Kroger	Goody's, Kmart
201	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	1,946	11.12	Kroger	Petco
202	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	94.7%	1,544	10.40	Kroger	Annie's Attic, Tuesday Morning
203	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.4%	1,907	12.07	Kroger Marketplace	—
204	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,319	8.08	—	Books-A-Million, Hobby Lobby, Office Depot
205	Lexington Road Plaza	Versailles	KY	Lexington-Fayette, KY	2007	197,668	96.7%	1,297	6.78	—	Kmart
206	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	313	3.54	Super 1 Foods	dd's Discounts (Ross)
207	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,731	99.0%	945	7.25	Super 1 Foods	—
208	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	201,360	98.5%	1,595	8.04	—	Big Lots, Citi Trends, Stage, T.J.Maxx
209	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	1,093	6.24	Super 1 Foods	—
210	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	132,989	97.1%	1,018	7.88	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot
211	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	74,800	100.0%	2,057	27.50	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples
212	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	151,003	100.0%	2,750	18.86	Walmart Supercenter*	Marshalls, Party City, Staples
213	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,795	94.6%	1,504	11.86	Super Stop & Shop (Ahold)	Jo-Ann Fabric & Craft Stores, Ocean State Job Lot
214	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	282,591	89.7%	3,095	12.21	Shaw's (Albertsons)	Barnes & Noble, Michaels, Petco, Staples, T.J.Maxx
215	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	58.8%	249	16.60	Hannaford Bros. (Delhaize)*	—	Walmart
216	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,092	100.0%	1,137	14.56	Shaw's (Albertsons)	Rainbow
217	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	98.7%	2,239	12.41	Star Market (Albertsons)	Marshalls, Ocean State Job Lot
218	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	442,354	97.7%	3,911	20.75	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart
219	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	98.7%	1,165	11.70	—	Ocean State Job Lot, Staples, T.J.Maxx
220	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	204,038	74.7%	1,858	21.80	Super Stop & Shop (Ahold)	Citi Trends, Fallas Paredes
221	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,806	19.56	—	Best Buy, Old Navy, Petco, Ross Dress for Less
222	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	738	28.91	—	—
223	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	99.3%	3,061	10.53	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles
224	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	1962	218,862	100.0%	2,641	12.07	Walmart Supercenter	Marshalls
225	Rising Sun Towne Centre	Rising Sun	MD	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1998	146,852	100.0%	1,801	12.55	Martin's Food (Ahold)	Big Lots
226	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	99.3%	1,964	16.76	—	Big Lots, Dollar Tree, Jo-Ann Fabric & Craft Stores, Lowe's
227	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2017	287,387	87.2%	3,153	12.58	Plum Market	Dunham's Sports, HomeGoods, Sierra Trading Post, Stein Mart
228	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	894	10.47	VG's Food (SpartanNash)	ACE Hardware
229	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	808	10.22	—	Dollar Tree, Ollie's Bargain Outlet, True Value
230	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	160,943	87.5%	1,798	12.76	VG's Food (SpartanNash)	Dunham's Sports, Glik's
231	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	78.1%	574	7.39	D&W Fresh Market (SpartanNash)	—
232	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	186,246	96.1%	1,517	8.48	—	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness
233	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	110,997	84.9%	1,403	16.28	—	Jo-Ann Fabric & Craft Stores, Party City, Shoe Carnival, Ulta	Kohl's
234	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	285,386	96.0%	2,593	9.46	Kroger	Ace Hardware, Burlington Stores, CW Price, Dollar Tree
235	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	454,377	92.6%	5,727	18.27	—	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, T.J.Maxx, Ulta	Target
236	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	100.0%	1,839	9.96	—	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools
237	Green Acres	Saginaw	MI	Saginaw, MI	2017	247,773	89.9%	1,469	14.43	Kroger	Planet Fitness, Rite Aid
238	Hall Road Crossing	Shelby Township	MI	Detroit-Warren-Dearborn, MI	1999	175,503	95.9%	2,314	13.75	—	Gander Mountain, Michaels, Old Navy, Ulta
239	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	98.5%	1,151	11.49	—	Party City, Planet Fitness	Burlington Stores
240	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	100.0%	1,469	14.44	VG's Food (SpartanNash)	O'Reilly Auto Parts, Planet Fitness
241	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,020	6.59	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports, Tenpenny Furniture
242	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	411,758	100.0%	2,922	27.08	Walmart Supercenter	Books-A-Million, PetSmart, Staples, The Home Depot, Toys"R"Us, Ulta
243	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	72.0%	1,299	11.07	—	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
244	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	96.9%	1,126	13.01	Walmart Supercenter	Harbor Freight Tools, Ollie's Bargain Outlet
245	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,706	96.0%	836	7.04	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
246	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	98.9%	2,085	16.87	SuperTarget*	Best Buy, Dollar Tree, Walgreens
247	Austin Town Center	Austin	MN	Austin, MN	1999	108,486	67.5%	409	7.02	ALDI	Jo-Ann Fabric & Craft Stores

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 43

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

248	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	98.6%	2,083	11.55	—	Best Buy, Dunham's Sports, Jo-Ann Fabric & Craft Stores, T.J.Maxx
249	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	204,992	92.0%	2,022	10.72	Cub Foods (Jerry's Foods)	OfficeMax
250	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	87,942	95.0%	1,403	16.79	Cub Foods (Supervalu)*	—
251	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	89.5%	2,255	11.80	Rainbow Foods (Jerry's Foods)	FLEX Academy, Marshalls, Michaels
252	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	69,537	57.2%	628	15.79	Cub Foods (Jerry's Foods)*	Dollar Tree
253	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,505	96.9%	1,771	15.97	Fresh Thyme Farmers Market	Marshalls
254	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,020	92.2%	2,516	12.43	Cub Foods (Supervalu)	Planet Fitness, T.J.Maxx, Valu Thrift Store
255	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	98.4%	703	9.77	Festival Foods	Dollar Tree
256	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,006	65.3%	1,119	12.51	—	Michaels, Party City, Tuesday Morning
257	Clocktower Place	Florissant	MO	St. Louis, MO-IL	1987	207,317	92.2%	1,475	7.85	ALDI	Florissant Furniture & Rug Gallery, K&G Fashion Superstore, Ross Dress for Less
258	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	92.5%	827	5.95	Price Chopper	—
259	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	94.4%	1,324	8.67	Price Chopper	Ace Hardware
260	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	91.4%	975	8.55	Price Chopper	—
261	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	93.6%	474	7.08	Shop 'n Save (Supervalu)	—
262	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	100.0%	1,092	10.26	Kroger	—
263	County Line Plaza	Jackson	MS	Jackson, MS	1997	221,127	94.5%	2,446	11.71	—	Burke's Outlet, Burlington Stores, Conn's, Kirkland's, Tuesday Morning
264	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,535	14.70	—	Burlington Stores, Dollar Tree, Golf Galaxy, REI
265	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	272,857	91.1%	3,240	13.03	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Rugged Wearhouse, Staples
266	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	83.5%	1,651	8.91	—	Big Lots, Gabe's, The Home Depot, Value City Furniture
267	Macon Plaza	Franklin	NC	—	2001	92,787	94.1%	472	10.46	BI-LO (Southeastern Grocers)	Peebles
268	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	82.5%	1,855	12.20	Kroger	OfficeMax, PetSmart	Target, The Home Depot
269	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,705	83.7%	3,020	12.83	Walmart Supercenter*	Best Buy, Dollar Tree, Michaels, Ross Dress for Less
270	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	98.1%	4,931	14.50	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Old Navy, PetSmart	Ross Dress for Less, Target
271	University Commons	Greenville	NC	Greenville, NC	1996	233,153	96.2%	2,990	13.33	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
272	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,742	9.10	—	Academy Sports + Outdoors, Dollar Tree, Fallas Paredes, Harbor Freight Tools, Ollie's Bargain Outlet
273	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	99.6%	920	3.69	Walmart Supercenter	Dollar Tree
274	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	104,539	47.0%	246	5.01	Ingles	—
275	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	93.8%	1,380	15.13	—	Person County Health & Human Services
276	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.5%	3,763	10.94	Food Lion (Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
277	Salisbury Marketplace	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	1987	79,732	72.7%	623	10.75	Food Lion (Delhaize)	Family Dollar
278	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	98.1%	2,085	6.25	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply
279	Anson Station	Wadesboro	NC	—	1988	132,353	67.1%	549	6.18	Food Lion (Delhaize)	Peebles, Tractor Supply Co.
280	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	97.5%	1,983	14.55	—	OfficeMax, PetSmart, Sportsmans Warehouse	Target
281	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	98.5%	3,426	14.78	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
282	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	97.9%	1,200	14.81	Harris Teeter (Kroger)	—
283	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	283,830	89.9%	2,848	11.75	Super Compare Foods	Big Lots, Citi Trends, Office Depot
284	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	960	14.00	—	Golf Galaxy, Mattress Firm, OfficeMax
285	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	69.6%	1,352	42.52	—	Walmart
286	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	2,000	11.19	DeMoulas Supermarkets	Burlington Stores, Jo-Ann Fabric & Craft Stores, Marshalls
287	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,354	19.55	—	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
288	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	78.7%	340	6.27	—	Jo-Ann Fabric & Craft Stores, NH1 MotorPlex
289	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	100.0%	1,472	9.81	Market Basket (DeMoulas Supermarkets)	T.J.Maxx
290	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	67.1%	1,041	6.83	—	Kmart, Planet Fitness
291	the Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	298,309	95.9%	4,259	22.00	ShopRite	Burlington Stores, Ross Dress For Less
292	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	—
293	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1966	250,408	97.5%	2,200	9.01	—	Kmart, LA Fitness, Staples
294	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	1972	148,919	98.0%	1,069	7.33	—	Hibachi Grill & Supreme Buffet, Kmart, Planet Fitness
295	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	89.5%	1,489	13.07	Super Stop & Shop (Ahold)	—
296	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	201,010	100.0%	3,166	15.75	Gourmet Glatt Market	Dollar Tree

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 44

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

297	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	332,671	98.1%	5,524	16.93	—	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx
298	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	87.7%	3,409	20.02	ShopRite	Petco, Rite Aid
299	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	92.0%	1,236	30.62	ShopRite	—
300	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	91.2%	3,903	17.39	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness
301	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	97.6%	2,975	19.11	—	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls
302	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	141,330	87.8%	1,446	11.65	ShopRite*	JC Penney, Peebles, PetSmart
303	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,307	18.62	ShopRite	Pier 1 Imports, Staples
304	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	32,209	100.0%	389	12.08	ShopRite	—
305	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	80.1%	1,322	16.77	Acme (Albertsons)*	Dollar Tree, WOW! Fitness
306	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	92.0%	3,072	15.98	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, ULTA
307	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,638	82.2%	722	15.52	—	CVS, Dollar Tree
308	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	460	12.85	Whole Foods Market	Walgreens
309	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	—	—
310	Galleria Commons	Henderson	NV	Las Vegas-Henderson-Paradise, NV	1998	278,411	100.0%	3,217	11.70	—	Babies"R"Us, Burlington Stores, Kirkland’s, Stein Mart, T.J.Maxx, Tuesday Morning
311	Montecito Marketplace	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2006	190,434	100.0%	3,779	30.21	Smith's (Kroger)	T.J.Maxx
312	Renaissance Center East	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	1981	144,216	80.5%	1,350	11.63	—	Savers
313	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,637	29.40	—	Minado, Stew Leonard's Wines, T.J.Maxx
314	Erie Canal Centre	Dewitt	NY	Syracuse, NY	2017	115,500	43.4%	651	13.00	—	Dick's Sporting Goods
315	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,422	21.08	Acme (Albertsons) *	—
316	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	27.8%	688	29.30	BJ's Wholesale*, Walmart Supercenter*	—	Kohl's
317	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	92.6%	1,859	25.91	—	Ace Hardware
318	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	90.2%	2,876	16.46	—	Burlington Stores, K&G Fashion Superstore
319	Genesee Valley Shopping Center	Geneseo	NY	Rochester, NY	2007	191,314	90.3%	1,642	9.81	Wegmans	Peebles, Tractor Supply Co.
320	McKinley Plaza	Hamburg	NY	Buffalo-Cheektowaga-Niagara Falls, NY	1991	95,544	97.9%	1,379	15.13	Wegmans*	A.C. Moore, T.J.Maxx
321	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	191,441	100.0%	6,468	34.52	H-Mart, Best Market	Christmas Tree Shops, Rite Aid, T.J.Maxx
322	Hornell Plaza	Hornell	NY	Corning, NY	2005	253,335	100.0%	2,101	8.29	Wegmans	Walmart
323	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,830	84.0%	1,512	8.79	—	Big Lots, Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, True Value
324	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	71,942	97.4%	1,683	24.02	Key Food Marketplace	T.J.Maxx
325	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	583	34.29	Trader Joe's	—
326	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	100.0%	1,294	21.17	—	Advance Auto Parts
327	Shops at Seneca Mall	Liverpool	NY	Syracuse, NY	2005	230,924	66.7%	734	4.76	—	Big Lots, Kmart	Raymour & Flanigan
328	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	1976	24,978	49.0%	514	42.02	—	CVS
329	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	90.9%	2,735	13.48	Super Stop & Shop (Ahold)	Planet Fitness
330	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,960	95.5%	2,002	10.30	—	Ashley Furniture, Big Lots, Citi Trends, Hobby Lobby
331	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,887	15.47	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
332	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,537	100.0%	6,634	26.37	A Matter of Health	Barnes & Noble, Lemon Pop, Marshalls, Modell's Sporting Goods, Petco
333	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	31,870	96.8%	1,294	41.96	—	Harmon Discount
334	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	95.9%	2,443	20.70	—	Dollar Tree, HomeGoods
335	Port Washington	Port Washington	NY	New York-Newark-Jersey City, NY-NJ-PA	1968	19,600	100.0%	112	5.71	North Shore Farms	—
336	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	98.9%	1,777	18.13	Best Yet Market	CVS, T.J.Maxx
337	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,095	26.30	—	HomeGoods, Rite Aid
338	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	85.1%	1,360	21.48	Price Chopper	Family Dollar
339	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	95.6%	3,006	17.92	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores
340	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	98.4%	1,834	11.59	—	Olum's Furniture & Appliances, Rite Aid, Staples
341	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	204,954	100.0%	2,119	10.34	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart, Target	Target
342	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,445	15.65	—	HomeGoods, Michaels, Old Navy
343	Town Square Mall	Vestal	NY	Binghamton, NY	1991	293,181	99.4%	4,682	16.07	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, DSW, T.J.Maxx, Ulta
344	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Delhaize)	Lowes, Pier 1 Imports
345	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	94.5%	2,226	26.62	H-Mart	—
346	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	94.5%	1,833	14.02	Giant Eagle	—	The Home Depot

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 45

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

347	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	157,055	87.7%	1,468	10.66	Giant Eagle, Marc's	—
348	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174	94.4%	2,209	16.62	Kroger	Mattress Express, Petco, Planet Fitness
349	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	96.8%	1,393	8.74	Kroger	Pet Supplies Plus
350	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,233	98.5%	3,447	13.87	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx
351	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	1954	316,154	99.1%	3,844	12.61	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
352	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	93.8%	943	30.08	Kroger	—
353	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	94.8%	1,356	9.87	Kroger	Dollar Tree, Planet Fitness
354	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	130,773	84.8%	1,144	11.12	Kroger	—
355	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	151	9.50	Kroger*	—
356	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998	100.0%	4,395	14.10	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Party City, Petsmart, Value City Furniture
357	The Vineyards	Eastlake	OH	Cleveland-Elyria, OH	1989	144,820	90.9%	733	5.57	—	Dollar Tree, Harbor Freight Tools
358	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	695,261	96.4%	6,717	10.07	BJ's Wholesale Club, Giant Eagle, Marc's	Aspire Fitness, Burlington Stores, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls, Party City
359	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	98.2%	1,037	15.09	—	Ollie's Bargain Outlet, Sears Outlet
360	The Shoppes at North Ridgeville	North Ridgeville	OH	Cleveland-Elyria, OH	2002	59,852	98.0%	873	14.88	—	Pat Catan's Craft Centers
361	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.8%	2,163	25.35	Kroger	Marshalls
362	Market Place	Piqua	OH	Dayton, OH	1972	182,487	93.9%	702	7.21	Kroger	Roses
363	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	85.8%	1,193	9.58	—	Ashley Furniture, Citi Trends, Michaels
364	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	685	7.66	Giant Eagle	—	Lowe's, Target
365	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	82.3%	1,971	12.84	Kroger	Aspire Fitness, Big Lots, Harbor Freight Tools
366	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	290,892	85.2%	1,543	6.23	Kroger	Big Lots, Planet Fitness, Shopper's World
367	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	115,097	97.4%	1,864	16.62	—	Bed Bath & Beyond, MC Sports, OfficeMax, Petco	Kohl's, Lowe's, Target
368	Northgate Plaza	Westerville	OH	Columbus, OH	2008	15,219	100.0%	248	16.30	Kroger*	—	The Home Depot
369	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,792	9.59	—	Conn's, Drysdales Western Wear, PetSmart	Best Buy, JC Penney Home Store
370	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.8%	2,583	18.60	Giant Food (Ahold)	CVS
371	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	278,586	79.7%	1,957	8.81	Weis Markets	A.C. Moore, Dunham's Sports, Shoe Carnival, Toys"R"Us
372	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	745	10.59	Redner's Warehouse Market	—
373	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079	100.0%	1,914	10.66	Giant Eagle	Walmart
374	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	100.0%	3,907	15.11	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart
375	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	378,358	97.3%	3,373	11.48	Giant Food (Ahold)	Big Lots, Mega Marshalls, PetSmart, Rite Aid, Staples, Wells Fargo
376	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	283,153	95.2%	2,316	8.59	Walmart Supercenter	—
377	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	77.7%	428	11.96	—	—
378	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.4%	2,426	17.69	Giant Food (Ahold)	Tuesday Morning
379	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2017	110,696	64.2%	915	12.88	Kimberton Whole Foods	Pep Boys, Rascal Fitness
380	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,491	22.10	Giant Food (Ahold)	Wine & Spirits Shoppe
381	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,076	10.24	—	Chuck E. Cheese's, Mealey's Furniture
382	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	100.0%	3,215	16.14	—	Dick's Sporting Goods, hhgregg, Party City, PetSmart, T.J.Maxx, The Home Depot
383	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	1994	153,088	93.3%	1,822	13.02	Giant Food (Ahold)	Rite Aid, Tractor Supply Co.
384	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	100.0%	3,371	14.18	—	Kohl's, Marshalls, Regal Cinemas
385	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	100.0%	1,234	16.41	—	Dollar Tree, Ross Dress for Less
386	Gilbertsville Shopping Center	Gilbertsville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	85,576	95.6%	789	9.64	Weis Markets	Wine & Spirits
387	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	94.1%	184	13.48	—	SGS Paper
388	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	214,628	89.5%	1,786	9.29	Giant Food (Ahold)	Citi Trends
389	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	96.2%	1,025	7.51	—	Big Lots, Ollie's Bargain Outlet
390	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	99.3%	1,284	12.12	Giant Food (Ahold)	—
391	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	93.3%	582	20.92	—	—
392	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	73.2%	837	21.40	Weis Markets*	—
393	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	95.2%	515	8.22	Grocery Outlet	Family Dollar
394	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	176,952	84.6%	3,789	25.30	McCaffrey's	Pier 1 Imports
395	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	96.3%	728	10.08	Redner's Warehouse Market	—
396	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	96.1%	2,469	24.15	—	Target, Wine & Spirits

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 46

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

397	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1964	561,863	98.3%	7,979	33.32	—	Macy's, Modell's Sporting Goods, Ross Dress For Less
398	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,392	7.88	Redner's Warehouse Market	French Creek Outfitters, Staples
399	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	100.0%	1,549	10.40	ALDI	Planet Fitness, Rite Aid, VF Outlet
400	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	412	9.88	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City
401	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,417	15.63	ShopRite	A.C. Moore, Kohls, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less
402	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	728	11.48	Musser's Markets	Hallmark	Kmart
403	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	79.2%	2,863	11.47	Redner's Warehouse Market	Mealey's Furniture, PetSmart, Ross Dress for Less, Staples
404	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	95.3%	2,065	29.31	Walmart Supercenter	Party City, Shoe Carnival
405	Hunt River Commons	North Kingstown	RI	Providence-Warwick, RI-MA	1989	148,126	83.8%	1,356	10.92	Super Stop & Shop (Ahold)	Marshalls, Planet Fitness
406	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	93.7%	2,238	14.47	Kroger	Stein Mart
407	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	100.0%	1,573	17.53	BI-LO (Southeastern Grocers)	—
408	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	98.2%	813	12.68	BI-LO (Southeastern Grocers)	—
409	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	171,224	100.0%	1,379	8.37	Food Lion (Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning
410	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	75.2%	2,082	8.63	—	Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet
411	Remount Village Shopping Center	North Charleston	SC	Charleston-North Charleston, SC	1996	60,238	21.9%	131	9.92	—	—
412	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	99.0%	1,904	14.68	—	Ross Dress for Less, T.J.Maxx	Target
413	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	88.4%	3,503	11.57	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart
414	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	84.9%	1,413	11.52	Kroger	Citi Trends
415	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	563	11.09	Food Lion (Delhaize)	—
416	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	98.9%	2,626	10.11	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends
417	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	97.8%	3,279	10.12	—	Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness, Skyzone, USA Baby
418	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	95.3%	973	14.54	Publix	—
419	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,618	96.6%	1,634	12.40	—	Belk, Burkes Outlet, JC Penney, Kmart
420	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1989	267,558	92.5%	2,793	11.44	Publix	Bed Bath & Beyond, Dollar Tree, Goody’s, PetSmart, Ross Dress for Less
421	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	97.1%	1,839	7.44	Walmart Supercenter	Goody's	Lowe's
422	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,092	9.15	—	Babies"R"Us, Badcock Home Furniture, Sears Outlet
423	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	84.5%	324	8.88	Food Lion (Delhaize)	—
424	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2014	660,013	90.0%	8,765	15.23	—	Academy Sports + Outdoors, Best Buy, Big Lots, Dave & Busters, DSW, hhgregg, Office Depot, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
425	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	85.4%	1,130	11.59	Kroger	Aaron's
426	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	98.2%	1,015	11.91	Kroger	—	Walgreens
427	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.3%	1,243	6.93	Walmart Supercenter	Dollar Tree
428	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	93.8%	1,164	5.96	Walmart Supercenter	Goody's
429	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,475	86.4%	285	7.96	—	Bealls (Stage Stores), Family Dollar
430	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	1993	420,550	100.0%	4,069	9.68	WinCo Foods	Hemispheres, Hobby Lobby, Ross Dress for Less
431	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	169,552	100.0%	1,819	10.73	—	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
432	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	87.6%	925	11.01	—	24 Hour Fitness
433	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	100.0%	850	16.68	H-E-B	—
434	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	647	9.03	El Ahorro Supermarket	Dollar Tree, Family Dollar
435	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	328	6.47	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone
436	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	90.0%	990	8.04	—	Tops Printing
437	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	99.0%	829	8.62	—	Walgreens
438	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,847	96.0%	2,630	15.87	—	OfficeMax, Spec's Liquors, Wally's Party Factory	Kohl's
439	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,376	26.14	Kroger	CVS
440	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	85,633	75.3%	622	9.65	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning
441	Five Points	Corpus Christi	TX	Corpus Christi, TX	1985	276,593	93.2%	3,183	12.54	—	Bealls (Stage Stores), Burkes Outlet, Harbor Freight Tools, Hobby Lobby, Party City, Ross Dress for Less
442	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	97.3%	524	8.13	Fiesta Mart	Family Dollar
443	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	81.2%	619	11.06	—	Family Dollar
444	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	441	9.69	—	Big Lots, O'Reilly Auto Parts

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 47

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

445	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	100.0%	1,099	10.57	El Rio Grande Latin Market	Family Dollar
446	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	443,681	87.8%	4,024	10.46	El Rancho, Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
447	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	121,163	97.1%	1,020	8.67	Food Town	Burkes Outlet, Walgreens
448	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	96.4%	736	10.27	Albertsons	—
449	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2017	793,319	97.0%	15,453	20.40	SuperTarget*	Best Buy, Big Lots, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Sheplers, Stein Mart, T.J.Maxx
450	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	395	5.67	Foodland Markets	Family Dollar, Hi Style Fashion
451	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	1,930	11.66	Tom Thumb (Albertsons)	Stein Mart
452	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	100.0%	3,862	19.56	Tom Thumb (Albertsons)	DSW
453	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	100.0%	1,024	11.48	Truong Nguyen Grocer	—
454	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	85.8%	272	7.32	—	Dollar Tree
455	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	92.1%	981	10.72	—	—
456	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.3%	754	10.70	Kroger	—
457	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	959	28.33	Kroger	—
458	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2003	94,086	89.7%	1,892	22.41	—	CVS, Imagination Toys, I W Marks Jewelers
459	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	30,189	100.0%	555	18.38	—	Walgreens
460	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	88.6%	431	10.79	H-E-B	—
461	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	94.6%	558	6.45	Food Town	—
462	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	772	10.74	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions
463	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,178	94.4%	1,432	15.41	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors
464	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	93.8%	1,842	9.43	Kroger	Big Lots, Stein Mart
465	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	77.4%	502	10.09	H-E-B	—
466	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	66.9%	759	10.21	—	Fitness Connection
467	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	98.7%	1,244	7.56	—	Big Lots, Hobby Lobby
468	Maplewood Mall	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	93,711	98.1%	766	8.33	Foodarama	Burke's Outlet
469	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	100.0%	3,359	13.78	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning
470	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	309	7.68	—	Affordable Furniture, Firestone, Lumber Liquidators, TitleMax
471	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	230,779	87.7%	2,623	13.18	Sellers Bros.	Conn's, Office Depot
472	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	88.7%	1,921	11.52	—	99 Cents Only, CVS, dd's Discounts (Ross), Fallas Paredes
473	Northwood Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	93.1%	1,438	11.49	Food City	—
474	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	189,201	94.1%	1,774	10.11	—	24 Hour Fitness, FAMSA, Floor & Décor
475	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	911	13.64	—	Family Dollar, Houston Community College
476	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	145,229	97.8%	3,114	21.93	H-E-B	—
477	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,565	100.0%	1,140	13.93	—	Ace Hardware, Dollar Tree, Party City, Salon In The Park
478	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	242,409	94.4%	2,117	9.25	Fiesta Mart	Marshalls
479	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	237,340	100.0%	2,483	10.55	Kroger	Hobby Lobby, Palais Royal, Stein Mart
480	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	82.7%	344	6.48	—	AutoZone, Bealls (Stage Stores), Dollar Tree
481	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	94.7%	870	7.07	Super 1 Foods	Harbor Freight Tools, PetSense
482	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,559	100.0%	2,827	12.38	H-E-B	Office Depot, Ross Dress for Less, Target
483	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	134,006	77.8%	1,277	13.38	Kroger	—
484	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	194,470	93.5%	2,201	12.11	Kroger	Burkes Outlet
485	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	81.6%	1,140	8.93	Kroger	Goodwill Select Store, Harbor Freight Tools, Walgreens
486	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	167,804	71.6%	2,719	23.70	Central Market (H-E-B)	—
487	Preston Park	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	239,103	92.2%	5,949	27.00	Kroger	—
488	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	98.4%	1,024	13.65	H-E-B	Bealls (Stage Stores)	Kmart
489	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	94.7%	799	10.46	Food Town	Family Dollar, Petco
490	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	90.7%	1,196	10.86	Randalls (Albertsons)	Palais Royal
491	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	53.9%	1,170	9.79	Kroger	—
492	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	91.5%	991	28.20	Randalls (Albertsons)	—
493	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	56.3%	445	23.35	ALDI	Walgreens
494	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	180,220	100.0%	2,657	14.99	—	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
495	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	99.0%	1,150	8.74	Food Lion (Weis Markets)	Mountain Run Bowling, Tractor Supply Co.
496	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	58.0%	1,249	16.59	—	Gold's Gym	Kohl's

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 48

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

497	Jefferson Green	Newport News	VA	Virginia Beach-Norfolk-Newport News, VA-NC	1988	54,945	91.3%	773	15.41	—	DXL Destination XL, Once Upon a Child, Tuesday Morning
498	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	92.9%	1,243	15.56	—	2nd & Charles, Chuck E. Cheese's
499	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,171	13.27	Kroger	Hamrick's
500	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	98.2%	1,411	8.65	—	Kohl's, PetSmart
501	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	20.4%	91	9.79	—	—
502	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,090	100.0%	1,308	8.02	Kroger	Big Lots, Goodwill
503	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,312	100.0%	2,584	17.36	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, Office Depot, PetSmart
504	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	67.6%	987	7.68	—	Grand Home Furnishings, Harbor Freight Tools, Ollie's Bargain Outlet	Belk
505	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	98.6%	1,970	8.90	Price Chopper	Flagship Cinemas, T.J.Maxx, Walmart
506	Fitchburg Ridge Shopping Center	Fitchburg	WI	Madison, WI	2003	50,555	83.6%	511	12.08	—	Wisconsin Dialysis
507	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	188,861	83.5%	1,179	7.48	—	T.J.Maxx
508	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,618	89.3%	3,119	15.91	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls
509	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	91.3%	857	9.55	Pick 'n Save (Kroger)	—
510	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	98.7%	1,527	7.60	—	Hobby Lobby, Kohl's	ShopKo
511	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	98.3%	1,250	7.22	Kroger	Big Lots, Dunham's Sports, Peebles
512	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	801	10.63	—	Office Depot, O'Reilly Auto Parts, T.J.Maxx

	TOTAL PORTFOLIO					86,006,794	92.8%	$959,983	$12.99

(1) * Indicates grocer is not owned

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 49

GUIDANCE

Supplemental Disclosure Three Months Ended December 31, 2016

GUIDANCE & ADDITIONAL DISCLOSURES

2017 GUIDANCE

NAREIT FFO per diluted share	$2.05 - $2.12
Key Underlying Assumptions
Same property NOI growth	2.0 - 3.0%
Straight-line rental income, amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense	$38 - $42M
General and administrative expenses (1)	$86 - $90M
GAAP interest expense	$224 - $230M
Value enhancing capital expenditures	$120 - $150M

ADDITIONAL DISCLOSURES - as of 12/31/16 (dollars in millions, except per square foot amounts)

Leases signed but not yet commenced:	Leases	GLA	ABR	ABR/SF
≥ 10,000 SF	49	1,189,512	$14.7	$12.35
< 10,000 SF	278	846,460	16.9	20.01
TOTAL	327	2,035,972	$31.6	$15.53

(1) Does not include any expectations of additional one-time items, including, but not limited to, litigation and other non-routine legal expenses.

Supplemental Disclosure - Three Months Ended December 31, 2016	Page 51